                                                                 Exhibit 10.5(i)

                      AMENDED AND RESTATED TRUST AGREEMENT

                                      AMONG

                          CAROLINA BANK HOLDINGS, INC.

                                  AS DEPOSITOR

                                       AND

                            WILMINGTON TRUST COMPANY

                               AS PROPERTY TRUSTEE

                            DATED AS OF March 7, 2001

                      AMENDED AND RESTATED TRUST AGREEMENT

AMENDED AND RESTATED TRUST AGREEMENT, dated as of March 7, 2001, among (i) CAROLINA BANK HOLDINGS, INC., a North Carolina corporation (including any successors or assigns, the "Depositor") and (ii) WILMINGTON TRUST COMPANY, a Delaware banking corporation, as property trustee (in such capacity, the "Property Trustee" and, in its separate corporate capacity and not in its capacity as Property Trustee, the "Bank"), (iii) Randy P. Helton, an individual, and Dan P. Ellis, Jr., an individual, each of whose address is c/o American Community Bancshares, Inc., 2593 West Roosevelt Boulevard, Monroe, North Carolina 28110 (each an "Administrative Trustee" and collectively the "Administrative Trustees") (the Property Trustee and the Administrative Trustees referred to collectively as the "Trustees"), and (iv) the Holders (as defined herein).

                                    RECITALS

WHEREAS, the Depositor and the Property Trustee have heretofore duly declared and established a business trust, American Community Capital Trust I, pursuant to the Delaware Business Trust Act by the entering into of that certain Trust Agreement, dated as of ____, 2001 (the "Original Trust Agreement"), and by the execution and filing by the Property Trustee with the Secretary of State of the State of Delaware of the Certificate of Trust, filed on ____, 2001, the form of which is attached as Exhibit A; and

WHEREAS, the Depositor and the Trustees desire to amend and restate the Original Trust Agreement in its entirety as set forth herein to provide for, among other things, (i) the issuance of the Common Securities (as defined herein) by the Trust (as defined herein) to the Depositor; (ii) the issuance and sale of the Preferred Securities (as defined herein) by the Trust; and (iii) the acquisition by the Trust from the Depositor of all of the right, title and interest in the Debentures (as defined herein).

NOW THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each party for the benefit of the other parties and for the benefit of the Securityholders (as defined herein) hereby amends and restates the Original Trust Agreement in its entirety and agrees as follows.

                                    ARTICLE I
                                  DEFINED TERMS

                            SECTION 101. DEFINITIONS.

For all purposes of this Trust Agreement, except as otherwise expressly provided or unless the context otherwise requires:

         (a) the terms defined in this Article I have the meanings assigned to them in this Article I and include the plural as well as the singular;

         (b) all other terms used herein that are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

         (c) unless the context otherwise requires, any reference to an "Article" or a "Section" refers to an Article or a Section, as the case may be, of this Trust Agreement; and

         (d) the words "herein", "hereof and "hereunder" and other words of similar import refer to this Trust Agreement as a whole and not to any particular Article, Section or other subdivision.

         "Act" has the meaning specified in Section 608.

         "Additional Amount" means, with respect to Trust Securities of a given Liquidation Amount and/or a given period, the amount of additional interest accrued on interest in arrears, including Compounded Interest as defined in ss.
4.1 of the Indenture, and paid by the Depositor on a Like Amount of Debentures for such period.

         "Additional Interest" has the meaning specified in Section 1.1 of the Indenture.

         "Administrative Trustee" means each of the Persons identified as an "Administrative Trustee" in the preamble to this Trust Agreement solely in such Person's capacity as Administrative Trustee of the Trust formed and continued hereunder and not in such Person's individual capacity, or such Administrative Trustee's successor in interest in such capacity, or any successor Administrative Trustee appointed as herein provided.

         "Affiliate" means, with respect to a specified Person, (a) any Person directly or indirectly owning, controlling or holding with power to vote 10% or more of the outstanding voting securities or other ownership interests of the specified Person; (b) any Person 10% or more of whose outstanding voting securities or other ownership interests are directly or indirectly owned, controlled or held with power to vote by the specified Person; (c) any Person directly or indirectly controlling, controlled by, or under common control with the specified Person; (d) a partnership in which the specified Person is a general partner; (e) any officer or director of the specified Person; and (f)if the specified Person is an individual, any entity of which the specified Person is an executive officer, director or general partner.

         "Bank" has the meaning specified in the Preamble to this Trust
Agreement.

         "Bankruptcy Event" means, with respect to any Person:

         (a) the entry of a decree or order by a court having jurisdiction in the premises adjudging such Person a bankrupt or insolvent, or approving as properly filed a petition seeking liquidation or reorganization of or in respect of such Person under the United States Bankruptcy Code of 1978, as amended, or any other similar applicable federal or state law, and the continuance of any such decree or order unvacated and unstayed for a period of 90 days; or the commencement of an involuntary case under the United States Bankruptcy Code of 1978, as amended, in respect of such Person, which shall continue undismissed for a period of 90 days or entry of an order for relief in such case and such order shall have remained in force unvacated and unstayed for a period of 90 days; or the entry of a decree or order of a court having jurisdiction in the premises for the appointment on the ground of insolvency or bankruptcy of a receiver, custodian, liquidator, trustee or assignee in bankruptcy or insolvency of such Person or of its property, or for the winding up or liquidation of its affairs, and such decree or order shall have remained in force unvacated and unstayed for a period of 90 days; or

         (b) the institution by such Person of proceedings to be adjudicated a voluntary bankrupt, or the consent by such Person to the filing of a bankruptcy proceeding against it, or the filing by such Person of a petition or answer or consent seeking liquidation or reorganization under the United States Bankruptcy Code of 1978, as amended, or other similar applicable Federal or State law, or the consent by such Person to the filing of any such petition or to the appointment on the ground of insolvency or bankruptcy of a receiver or custodian or liquidator or trustee or assignee in bankruptcy or insolvency of such Person or of its property, or the making by such person of a general assignment for the benefit of creditors.

         "Bankruptcy Laws" has the meaning specified in Section 1009.

         "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Depositor to have been duly adopted by the Depositor's Board of Directors, or such committee of the Board of Directors or officers of the Depositor to which authority to act on behalf of the Board of Directors has been delegated, and to be in full force and effect on the date of such certification, and delivered to the appropriate Trustee.

         "Business Day" means any day other than (a) a Saturday or Sunday, (b) a day on which banking institutions in the City of Monroe are authorized or required by law, executive order or regulation to close, or (c) a day on which the principal Corporate Trust Office of the Property Trustee or of the Debenture Trustee is closed for business.

         "Capital Treatment Event" has the meaning specified in Section 1.1 of the Indenture.

         "Certificate of Trust" means the certificate of trust filed with the Secretary of State of the State of Delaware with respect to the Trust, as amended or restated from time to time.

         "Change in 1940 Act Law" shall have the meaning set forth in the definition of "Investment Company Event."

         "Closing Date" means the date of execution and delivery of this Trust Agreement.

         "Code" means the Internal Revenue Code of 1986, or any successor statute, in each case as amended from time to time.

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

         "Common Security" means an undivided beneficial interest in the assets of the Trust, having a Liquidation Amount of $10 and having the rights provided therefor in this Trust Agreement, including the right to receive Distributions and a Liquidation Distribution as provided herein. Common Securities rank pari passu with the Preferred Securities; provided, however, that upon the occurrence of an Event of Default, the right of holders of Common Securities to payment in respect of (i) distributions, and (ii) payments upon liquidation, redemption and otherwise are subordinated to the right of holders of Preferred Securities.

         "Common Securities Certificate" means a certificate evidencing ownership of Common Securities, substantially in the form attached as Exhibit B.

         "Corporate Trust Office" means (i) when used with respect to the Property Trustee, the principal corporate trust office of the Property Trustee located in Wilmington, DE, and (ii) when used with respect to the Debenture Trustee, the principal corporate trust office of the Debenture Trustee located in Wilmington, DE.

         "Coupon Rate" shall mean the Prime Rate, as defined herein, plus 0.5%.

         "Debenture Event of Default" means an "Event of Default" as defined in
Section 7.1 of the Indenture.

         "Debenture Redemption Date" means, with respect to any Debentures to be redeemed under the Indenture, the date fixed for redemption under the Indenture.

         "Debenture Tax Event" means a "Tax Event" as specified in Section 1.1 of the Indenture.

         "Debenture Trustee" means Wilmington Trust Company, a banking corporation organized under the laws of the State of Delaware, and any successor thereto, not in its individual capacity but solely as trustee under the Indenture.

         "Debentures" means the aggregate principal amount of the Depositor's Prime plus 0.5% Deferrable Interest Debentures due March 7, 2031, issued pursuant to the Indenture.

         "Delaware Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Delaware Code Sections 3801 et seq. as it may be amended from time to time.

         "Depositor" has the meaning specified in the Preamble to this Trust Agreement.

         "Distribution Date" has the meaning specified in Section 401(a).

         "Distributions" means amounts payable in respect of the Trust Securities as provided in Section 401(b).

         "Event of Default" means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

         (a)  the occurrence of a Debenture Event of Default; or

         (b) default by the Trust in the payment of any Distribution when it becomes due and payable, and continuation of such default for a period of 30 days; or

         (c) default by the Trust in the payment of any Redemption Price of any Trust Security when it becomes due and payable; or

         (d) default in the performance, or breach, in any material respect, of any covenant or warranty of the Trustees in this Trust Agreement (other than a covenant or warranty a default in the performance of which or the breach of which is dealt with in clause (b) or (c), above) and continuation of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the defaulting Trustee or Trustees by the Holders of at least 25% in aggregate Liquidation Amount of the Outstanding Preferred Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

         (e) the occurrence of a Bankruptcy Event with respect to the Property Trustee and the failure by the Depositor to appoint a successor property Trustee within 60 days thereof.

         "Exchange Act" means the Securities Exchange Act of 1934, or any successor statute, in each case as amended from time to time.

         "Expense Agreement" means the Agreement as to Expenses and Liabilities between the Depositor and the Trust, substantially in the form attached as Exhibit D, as amended from time to time.

         "Expiration Date" has the meaning specified in Section 901.

         "Extended Interest Payment Period" has the meaning specified in Section
4.1 of the Indenture.

         "Guarantee" means the Preferred Securities Guarantee Agreement executed and delivered by the Depositor, as guarantor, and Wilmington Trust Company, as Preferred Guarantee Trustee, contemporaneously with the execution and delivery of this Trust Agreement, for the benefit of the Holders of the Preferred Securities, as amended from time to time.

         "Holders" means holders of the Preferred Securities or the Common Securities of the Trust.

         "Indenture" means the Indenture, dated as of March 7, 2001 between the Depositor and the Debenture Trustee, as trustee, as amended or supplemented from time to time.

         "Investment Company Act," means the Investment Company Act of 1940, or any successor statute, in each case as amended from time to time.

         "Investment Company Event" has the meaning specified in Section 1.1 of the Indenture.

         "Lien" means any lien, pledge, charge, encumbrance, mortgage, deed of trust, adverse ownership interest, hypothecation, assignment, security interest or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever.

         "Like Amount" means (a) with respect to a redemption of Trust Securities, Trust Securities having a Liquidation Amount equal to the principal amount of Debentures to be contemporaneously redeemed in accordance with the Indenture and the proceeds of which shall be used to pay the Redemption Price of such Trust Securities; and (b) with respect to a distribution of Debentures to Holders of Trust Securities in connection with a termination or liquidation of the Trust, Debentures having a principal amount equal to the Liquidation Amount of the Trust Securities of the Holder to whom such Debentures are distributed. Each Debenture distributed pursuant to clause (b) above shall carry with it accumulated interest in an amount equal to the accumulated and unpaid interest then due on such Debentures.

         "Liquidation Amount" means the stated amount of $1,000.00 per share of Preferred Security of the Trust, and $10.00 per share of Common Security of the Trust.

         "Liquidation Date" means the date on which Debentures are to be distributed to Holders of Trust Securities in connection with a dissolution and liquidation of the Trust pursuant to Section 904(a).

         "Liquidation Distribution" has the meaning specified in Section 904(d).

         "Majority in liquidation amount of the Outstanding Preferred Securities" means, except as provided in the terms of the Preferred Securities or, except as provided by the Trust Indenture Act, a vote by Holder(s) of Preferred Securities, voting separately as a class, of more than 50% of the Liquidation Amount of all Outstanding Preferred Securities.

         "Officers' Certificate" means a certificate signed by the Chairman of the Board, President or a Vice President and by the Chief Financial Officer, the Treasurer or an Assistant Treasurer or the Controller or an Assistant Controller or the Secretary or an Assistant Secretary, of the Depositor, and delivered to the appropriate Trustee. One of the officers signing an Officers' Certificate given pursuant to Section 314(a)(4) of the Trust Indenture Act shall be the principal executive, financial or accounting officer of the Depositor. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Trust Agreement shall include:

         (a) a statement that each officer signing the Officers' Certificate has read the covenant or condition and the definitions relating thereto;

         (b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer upon which the statements contained in the certificate are based in rendering the Officers' Certificate;

         (c) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

         (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

         "Opinion of Counsel" means an opinion in writing of independent outside legal counsel, who may be counsel for the Trust, the Property Trustee, or the Depositor and who shall be reasonably acceptable to the Property Trustee.

         "Original Trust Agreement" has the meaning specified in the Recitals to this Trust Agreement.

         "Outstanding", when used with respect to Preferred Securities, means, as of the date of determination, all Preferred Securities theretofore executed and delivered under this Trust Agreement, except:

         (a) Preferred Securities theretofore canceled by the Property Trustee or delivered to the Property Trustee for cancellation;

         (b) Preferred Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Property Trustee or any Paying Agent for the Holders of such Preferred Securities; provided that, if such Preferred Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Trust Agreement; and

         (c) Preferred Securities which have been paid or in exchange for or in lieu of which other Preferred Securities have been executed and delivered pursuant to Sections 504, 505 and 511A; provided, however, that in determining whether the Holders of the requisite Liquidation Amount of the Outstanding Preferred Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Preferred Securities owned by the Depositor, any Trustee, or any Affiliate of the Depositor or any Trustee shall be disregarded and deemed not to be Outstanding, except that (i) in determining whether any Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Preferred Securities that such Trustee actually knows to be so owned shall be so disregarded and (ii) the foregoing shall not apply at any time when all of the outstanding Preferred Securities are owned by the Depositor, one or more of the Trustees and/or any such Affiliate. Preferred Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Administrative Trustees the pledgee's right so to act with respect to such Preferred Securities and that the pledgee is not the Depositor, any Trustee, or any Affiliate of the Depositor or any Trustee.

         "Paying Agent" means any paying agent or co-paying agent appointed pursuant to Section 509 and shall initially be the Property Trustee.

         "Payment Account" means a segregated non-interest-bearing corporate trust account maintained by the Property Trustee with the Bank in its trust department for the benefit of the Securityholders and established pursuant to
Section 301 in which all amounts paid in respect of the Debentures shall be held and from which the Property Trustee shall make payments to the Securityholders in accordance with Sections 401 and 402 or any other applicable provisions hereof.

         "Person" means any individual, corporation, partnership, joint venture, trust, limited liability company or corporation, unincorporated organization or government or any agency or political subdivision thereof.

         "Preferred Security" means an undivided beneficial interest in the assets of the Trust, having a Liquidation Amount of $1000 and having the rights provided therefor in this Trust Agreement, including the right to receive Distributions and a Liquidation Distribution as provided herein.

         "Preferred Securities Certificate", means a certificate evidencing ownership of Preferred Securities, substantially in the form attached as Exhibit C.

         "Prime Rate" or "Prime" means the prime rate as published in The Wall Street Journal, and shall be adjusted daily. For days on which The Wall Street Journal is not published, the Prime Rate shall be the prime rate that would have been published in The Wall Street Journal if it had been published on such day. In the event the Prime Rate shall cease to be published on a daily basis by The Wall Street Journal or the method of its determination shall be materially changed, then the Prime Rate shall be a comparable index rate selected by the holders of a majority in principal amount of Debentures then outstanding, provided that if the Debentures are then held by the Trust or a trustee of the Trust, such selection shall require the prior written consent of the holders of a majority in liquidation amount of Trust Securities of the Trust.

         "Property Trustee" means the Person identified as the "Property Trustee," in the preamble to this Trust Agreement solely in its capacity as Property Trustee of the Trust and not in its individual capacity, or its successor in interest in such capacity, or any successor property trustee appointed as herein provided.

         "Redemption Date" means, with respect to any Trust Security to be redeemed, the date fixed for such redemption by or pursuant to this Trust Agreement; provided that each Debenture Redemption Date and the stated maturity of the Debentures shall be a Redemption Date for a Like Amount of Trust Securities.

         "Redemption Price" means, with respect to any Trust Security, the Liquidation Amount of such Trust Security, plus accumulated and unpaid Distributions to the Redemption Date in an amount equal to the interest and other sums (exclusive of principal) paid by the Depositor upon and in respect of the concurrent redemption of a Like Amount of Debentures, allocated on a pro rata basis (based on Liquidation Amounts) among the Trust Securities being redeemed on the Redemption Date.

         "Relevant Trustee" shall have the meaning specified in Section 810.

         "Securities Register" and "Securities Registrar" have the respective meanings specified in Section 504.

         "Securityholder" or "Holder" means a Person in whose name a Trust Security or Securities is registered in the Securities Register; any such Person is a beneficial owner within the meaning of the Delaware Business Trust Act.

         "Trust" means the American Community Capital Trust I, a Delaware business trust continued hereby.

         "Trust Agreement" means this Amended and Restated Trust Agreement, as the same may be modified, amended or supplemented in accordance with the applicable provisions hereof, including all exhibits hereto, including, for all purposes of this Trust Agreement and any such modification, amendment or supplement, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this Trust Agreement and any such modification, amendment or supplement, respectively.

         "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended, as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939, as amended, is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

         "Trust Property" means (a) the Debentures; (b) any cash on deposit in, or owing to, the Payment Account; and (c) all proceeds and rights in respect of the foregoing and any other property and assets for the time being held or deemed to be held by the Property Trustee pursuant to the terms of this Trust Agreement.

         "Trust Security" means any one of the Common Securities or the Preferred Securities.

         "Trust Securities Certificate" means any one of the Common Securities Certificates or the Preferred Securities Certificates.

         "Trustees" means, collectively, the Property Trustee and the Administrative Trustees.

                                   ARTICLE II
                           ESTABLISHMENT OF THE TRUST

                               SECTION 201. NAME.

         The Trust created and continued hereby shall be known as "American Community Capital Trust I," as such name may be modified from time to time by the Administrative Trustees following written notice to the Holders of Trust Securities and the other Trustees, in which name the Trustees may engage in the transactions contemplated hereby, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

                  SECTION 202. OFFICE OF THE PROPERTY TRUSTEE;
                          PRINCIPAL PLACE OF BUSINESS.

         The address of the Property Trustee in the State of Delaware is Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001,
Attention: Corporate Trust Administration, or such other address in the State of Delaware as the Property Trustee may designate by written notice to the Securityholders and the Depositor. The principal place of business of the Property Trustee is in the State of Delaware. The principal executive office of the Trust is c/o American Community Bancshares, Inc., 2593 West Roosevelt Boulevard, Monroe, North Carolina 28110.

              SECTION 203. INITIAL CONTRIBUTION OF TRUST PROPERTY;
                            ORGANIZATIONAL EXPENSES.

         The Trustees acknowledge receipt in trust from the Depositor in connection with the Original Trust Agreement of the sum of $1.00, which constituted the initial Trust Property. The Depositor shall pay organizational expenses of the Trust as they arise or shall, upon request of any Trustee, promptly reimburse such Trustee for any such expenses paid by such Trustee. The Depositor shall make no claim upon the Trust Property for the payment of such expenses.

               SECTION 204. ISSUANCE OF THE PREFERRED SECURITIES.

         Contemporaneously with the execution and delivery of this Trust Agreement, an Administrative Trustee, on behalf of the Trust, shall execute in accordance with Section 502 and deliver Preferred Securities Certificates, registered in the name of the Persons entitled thereto, in an aggregate amount of 3,000 shares of Preferred Securities having an aggregate Liquidation Amount of Three Million Dollars ($3,000,000.00) against receipt of the aggregate purchase price of such Preferred Securities of Three Million Dollars ($3,000,000.00), which amount such Administrative Trustee shall promptly deliver to the Property Trustee.

                 SECTION 205. ISSUANCE OF THE COMMON SECURITIES;
                    SUBSCRIPTION AND PURCHASE OF DEBENTURES.

         Contemporaneously with the execution and delivery of this Trust Agreement, an Administrative Trustee, on behalf of the Trust, shall execute in accordance with Section 502 and deliver to the Depositor, Common Securities Certificates, registered in the name of the Depositor in an aggregate amount of Ten Thousand (10,000) shares of Common Securities having an aggregate Liquidation Amount of One Hundred Thousand Dollars ($100,000.00) against payment by the Depositor of such amount, which amount such Administrative Trustee shall promptly deliver to the Property Trustee. Contemporaneously therewith, an Administrative Trustee on behalf of the Trust, shall subscribe to and purchase from the Depositor, Debentures registered in the name of the Property Trustee on behalf of the Trust and having an aggregate principal amount equal to Three Million One Hundred Thousand Dollars ($3,100,000.00) (being the sum of the amounts delivered to the Property Trustee pursuant to (i) the second sentence of
Section 204; and (ii) the first sentence of Section 205), and, in satisfaction of the purchase price for such Debentures, the Property Trustee, on behalf of the Trust, shall deliver to the Depositor the sum of Three Million One Hundred Thousand Dollars ($3,100,000.00).

                       SECTION 206. DECLARATION OF TRUST.

         The exclusive purposes and functions of the Trust are (a) to issue and sell Trust Securities and use the proceeds from such sale to acquire the Debentures; and (b) to engage in those activities necessary, convenient or incidental thereto. The Depositor hereby appoints the Trustees as trustees of the Trust, to have all the rights, powers and duties to the extent set forth herein, and the Trustees hereby accept such appointment. The Property Trustee hereby declares that it shall hold the Trust Property in trust upon and subject to the conditions set forth herein for the benefit of the Securityholders. The Administrative Trustees shall have all rights, powers and duties set forth herein and in accordance with applicable law with respect to accomplishing the purposes of the Trust. The Property Trustee shall be one of the Trustees of the Trust for the purpose of fulfilling the requirements of Section 3807 of the Delaware Business Trust Act.

         SECTION 207. AUTHORIZATION TO ENTER INTO CERTAIN TRANSACTIONS.

         (a) The Trustees shall conduct the affairs of the Trust in accordance with the terms of this Trust Agreement. Subject to the limitations set forth in paragraph (b) of this Section 207 and Article VIII, and in accordance with the following provisions (i) and (ii), the Administrative Trustees shall have the authority to enter into all transactions and agreements determined by the Trustees to be appropriate in exercising the authority, express or implied, otherwise granted to the Trustees under this Trust Agreement, and to perform all acts in furtherance thereof, including without limitation, those acts described in (i) below:

         (i) As among the Trustees, each Administrative Trustee, acting singly or together, shall have the power and authority to act on behalf of the Trust with respect to the following matters:

               (A)  the issuance and sale of the Trust Securities;

               (B) to cause the Trust to enter into, and to execute, deliver and perform on behalf of the Trust, the Expense Agreement and such other agreements or documents as may be necessary or desirable in connection with the purposes and function of the Trust;

               (C) assisting in the registration of the Preferred Securities under the Securities Act of 1933, where required, as amended, and under state securities or blue sky laws, where required;

               (D) the registration of the Preferred Securities under the Exchange Act, where required, and the preparation and filing of all periodic and other reports and other documents pursuant to the foregoing;

               (E) the sending of notices (other than notices of default) and other information regarding the Trust Securities and the Debentures to the Securityholders in accordance with this Trust Agreement;

               (F) the appointment of a Paying Agent, authenticating agent and Securities Registrar in accordance with this Trust Agreement;

               (G) to the extent provided in this Trust Agreement, the winding up of the affairs of and liquidation of the Trust and the preparation, execution and filing of the certificate of cancellation with the Secretary of State of the State of Delaware;

               (H) to take all action that may be necessary or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a business trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Preferred Securities or to enable the Trust to effect the purposes for which the Trust was created;

               (I) the taking of any action incidental to the foregoing as the Administrative Trustees may from time to time determine is necessary or advisable to give effect to the terms of this Trust Agreement for the benefit of the Securityholders (without consideration of the effect of any such action on any particular Securityholder).

       (ii) As among the Trustees, the Property Trustee shall have the power, duty and authority to act on behalf of the Trust with respect to the following matters:

               (A)  the establishment of the Payment Account;

               (B)  the receipt of the Debentures;

               (C) the collection of interest, principal and any other payments made in respect of the Debentures in the Payment Account;

               (D) the distribution of amounts owed to the Securityholders in respect of the Trust Securities in accordance with the terms of this Trust Agreement;

               (E) the exercise of all of the rights, powers and privileges of a holder of the Debentures;

               (F) the sending of notices of default and other information regarding the Trust Securities and the Debentures to the Securityholders in accordance with this Trust Agreement;

               (G) the distribution of the Trust Property in accordance with the terms of this Trust Agreement;

               (H) to the extent provided in this Trust Agreement, the winding up of the affairs of and liquidation of the Trust and the execution and filing of the certificate of cancellation with the Secretary of State of the State of Delaware;

               (I) after an Event of Default, the taking of any action incidental to the foregoing as the Property Trustee may from time to time determine is necessary or advisable to give effect to the terms of this Trust Agreement and protect and conserve the Trust Property for the benefit of the Securityholders (without consideration of the effect of any such action on any particular Securityholder);

               (J) registering transfers of the Trust Securities in accordance with this Trust Agreement; and

               (K) except as otherwise provided in this Section 207(a)(ii), the Property Trustee shall have none of the duties, liabilities, powers or the authority of the Administrative Trustees set forth in Section 207(a)(i).

         (b) So long as this Trust Agreement remains in effect, the Trust (or the Trustees acting on behalf of the Trust) shall not undertake any business, activities or transaction except as expressly provided herein or contemplated hereby. In particular, the Trustees shall not (i) acquire any investments or engage in any activities not authorized by this Trust Agreement; (ii) sell, assign, transfer, exchange, mortgage, pledge, setoff or otherwise dispose of any of the Trust Property or interests therein, including to Securityholders, except as expressly provided herein; (iii) take any action that would cause the Trust to fail or cease to qualify as a "grantor trust" for United States federal income tax purposes; (iv) incur any indebtedness for borrowed money or issue any other debt; or (v) take or consent to any action that would result in the placement of a Lien on any of the Trust Property. The Administrative Trustees shall defend against all claims and demands of all Persons at any time claiming any Lien on any of the Trust Property adverse to the interest of the Trust or the Securityholders in their capacity as Securityholders.

         (c) In connection with the issuance and sale of the Preferred Securities, the Depositor shall have the right and responsibility to assist the Trust with respect to, or effect on behalf of the Trust, the following (and any actions taken by the Depositor in furtherance of the following prior to the date of this Trust Agreement are hereby ratified and confirmed in all respects):

               (i) any matters deemed necessary or appropriate for the trust Securities and the Debentures to qualify under all applicable federal and state securities laws; and

               (ii) the determination of the states in which to take appropriate action to qualify or register for sale all or part of the Preferred Securities and to do any and all such acts, other than actions which must be taken by or on behalf of the Trust, and advise the Trustees of actions they must take on behalf of the Trust, and prepare for execution and filing any documents to be executed and filed by the Trust or on behalf of the Trust, as the Depositor deems necessary or advisable in order to comply with the applicable laws of any such States;

         (d) Notwithstanding anything herein to the contrary, the Administrative Trustees are authorized and directed to conduct the affairs of the Trust and to operate the Trust so that the Trust shall not be deemed to be an "investment company" required to be registered under the Investment Company Act, shall be classified as a "grantor trust" and not as an association taxable as a corporation for United States federal income tax purposes and so that the Debentures shall be treated as indebtedness of the Depositor for United States federal income tax purposes. In this connection, subject to Section 1002, the Depositor and the Administrative Trustees are authorized to take any action, not inconsistent with applicable law or this Trust Agreement, that each of the Depositor and the Administrative Trustees determines in their discretion to be necessary or desirable for such purposes.

                          SECTION 208. ASSETS OF TRUST.

         The assets of the Trust shall consist of the Trust Property.

                      SECTION 209. TITLE TO TRUST PROPERTY.

         Legal title to all Trust Property shall be vested at all times in the Property Trustee (in its capacity as such) and shall be held and administered by the Property Trustee for the benefit of the Securityholders in accordance with this Trust Agreement.

                                   ARTICLE III
                                 PAYMENT ACCOUNT

                          SECTION 301. PAYMENT ACCOUNT.

         (a) On or prior to the Closing Date, the Property Trustee shall establish the Payment Account. The Property Trustee and any agent of the Property Trustee shall have exclusive control and sole right of withdrawal with respect to the Payment Account for the purpose of making deposits and withdrawals from the Payment Account in accordance with this Trust Agreement. All monies and other property deposited or held from time to time in the Payment Account shall be held by the Property Trustee in the Payment Account for the exclusive benefit of the Securityholders and for distribution as herein provided, including (and subject to) any priority of payments provided for herein.

         (b) The Property Trustee shall deposit in the Payment Account, promptly upon receipt, all payments of principal of or interest on, and any other payments or proceeds with respect to, the Debentures. Amounts held in the Payment Account shall not be invested by the Property Trustee pending distribution thereof.

                                   ARTICLE IV
                            DISTRIBUTIONS; REDEMPTION

                           SECTION 401. DISTRIBUTIONS.

         The Trust Securities represent undivided beneficial interests in the Trust Property, and Distributions (including Additional Amounts) will be made on the Trust Securities at the rate and on the dates that payments of interest (including of Compounded Interest and interest on past due interest, as defined under the Indenture, but excluding Additional Interest, as defined in the Indenture) are made on the Debentures. Accordingly:

         (a) Distributions on the Trust Securities shall be cumulative, and shall accumulate whether or not there are funds of the Trust available for the payment of Distributions. Distributions shall accumulate from the date of issuance, and, except during any Extended Interest Payment Period with respect to the Debentures, shall be payable quarterly in arrears on March 31, June 30, September 30 and December 31 each year, commencing on March 31, 2001. If any date on which a Distribution is otherwise payable on the Trust Securities is not a Business Day, then the payment of such Distribution shall be made on the next succeeding day that is a Business Day (and without any increase of interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, payment of such Distribution shall be made on the immediately preceding Business Day (and without any reduction of interest or any other payment in respect of any such acceleration), in each case with the same force and effect as if made on such date (each date on which distributions are payable in accordance with this Section 401(a), a "Distribution Date").

         (b) Assuming payments of interest on the Debentures are made when due (and before giving effect to Additional Amounts, if applicable), Distributions on the Trust Securities shall be payable at the Coupon Rate per annum of the Liquidation Amount of the Trust Securities. The amount of Distributions payable for any full period shall be computed on the basis of a 360-day year of twelve 30-day months. Any change in the Coupon Rate shall be effective on the date of such change for purposes of calculating distributions for any period. Subject to the last sentence in Section 401(a), the amount of Distributions for any period shorter than a full quarterly period for which Distributions are computed shall be computed on the basis of the actual number of days elapsed in such period based on a 360-day year of twelve 30-day months. During any Extended Interest Payment Period with respect to the Debentures, Distributions on the Preferred Securities shall be deferred for a period equal to the Extended Interest Payment Period and shall be payable to the Holders in whose names the Trust Securities are registered in the Securities Register as of the close of business on the 15th day of the month in which the Extended Interest Payment Period ends. The amount of Distributions payable for any period shall include the Additional Amounts, if any.

         (c) Distributions on the Trust Securities shall be made by the Property Trustee solely from the Payment Account and shall be payable on each Distribution Date only to the extent that the Trust has funds then on hand and immediately available in the Payment Account for the payment of such Distributions.

         (d) Distributions on the Trust Securities with respect to a Distribution Date shall be payable to the Holders thereof as they appear on the Securities Register for the Trust Securities on the relevant record date, which shall be the 15th day of the month in which the Distribution is payable (determined without giving effect to the last sentence of Section 401(a)).

                            SECTION 402. REDEMPTION.

         (a) On (i) each Debenture Redemption Date; (ii) the accelerated maturity of the Debentures; or (iii) the stated maturity of the Debentures the Trust shall be required to redeem a Like Amount of Trust Securities at the Redemption Price.

         (b) Notice of redemption shall be given by the Property Trustee in the name of and at the expense of the Trust by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date to each Holder of Trust Securities to be redeemed, at such Holder's address appearing in the Securities Register. The Property Trustee shall have no responsibility for the accuracy of any CUSIP number contained in such notice. All notices of redemption shall state:

         (i)     the Redemption Date;

         (ii)    the Redemption Price;

         (iii)   the CUSIP number;

         (iv) if less than all the Outstanding Trust Securities are to be redeemed, the identification and the aggregate Liquidation Amount of the particular Trust Securities to be redeemed;

         (v) that, on the Redemption Date, the Redemption Price shall become due and payable upon each such Trust Security to be redeemed and that Distributions thereon shall cease to accumulate on and after said date with respect to each such Trust Security, except as provided in Section 402(d); and

         (vi) the place or places where the Trust Securities are to be surrendered for the payment of the Redemption Price.

         (c) The Trust Securities redeemed on each Redemption Date shall be redeemed at the Redemption Price with the proceeds from the contemporaneous redemption of Debentures.

Redemptions of the Trust Securities shall be made and the Redemption Price shall be payable on each Redemption Date only to the extent that the Trust has immediately available funds then on hand and available in the Payment Account for the payment of such Redemption Price.

         (d) If the Property Trustee gives a notice of redemption in respect of any Preferred Securities, then, by 12:00 noon., Monroe, NC time, on the Redemption Date, subject to Section 402(c), the Property Trustee will provide the Paying Agent with irrevocable instructions and authority to pay the Redemption Price to the Holders thereof upon surrender of their Preferred Securities Certificates. Notwithstanding the foregoing, Distributions payable on or prior to the Redemption Date for any Trust Securities called for redemption shall be payable to the Holders of such Trust Securities as they appear on the Securities Register for the Trust Securities on the relevant record dates for the related Distribution Dates. If notice of redemption shall have been given and funds deposited as required, then upon the date of such deposit, all rights of Securityholders holding Trust Securities so called for redemption shall cease, except the right of such Securityholders to receive the Redemption Price and any Distributions payable on or prior to the Redemption Date to which such Securityholders may otherwise be entitled, but without interest, and such Securities shall cease to be Outstanding. In the event that any date on which any Redemption Price is payable is not a Business Day, then payment of the Redemption Price payable on such date shall be made on the next succeeding day that is a Business Day (and without any increase in interest or other payment in respect of any such delay), except that, if such Business Day falls in the next calendar year, such payment shall be made on the immediately preceding Business Day (and without any reduction of interest or any other payment in respect of any such acceleration), in each case, with the same force and effect as if made on such date. In the event that payment of the Redemption Price in respect of any Trust Securities called for redemption is improperly withheld or refused and not paid either by the Trust or by the Depositor pursuant to the Guarantee, Distributions on such Trust Securities shall continue to accumulate, at the then applicable rate, from the Redemption Date originally established by the Trust for such Trust Securities to the date such Redemption Price is actually paid, in which case the actual payment date shall be the date fixed for redemption for purposes of calculating the Redemption Price, and for periods after the Redemption Date originally established the provisions of the third sentence of this paragraph (d) shall cease to apply.

         (e) Payment of the Redemption Price on the Trust Securities shall be made to the record holders thereof as they appear on the Securities Register for the Trust Securities on the relevant record date, which shall be one Business Day prior to the relevant Redemption Date; provided, however, in the event that not all the Preferred Securities remain in book-entry form, the relevant record date for all Trust Securities shall be the date 15 days prior to the relevant Redemption Date.

         (f) Subject to Section 403(a), if less than all the Outstanding Trust Securities are to be redeemed on a Redemption Date, then the aggregate Liquidation Amount of Trust Securities to be redeemed shall be allocated on a pro rata basis (based on Liquidation Amounts) among the Common Securities and the Preferred Securities. The particular Preferred Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Property Trustee from the Outstanding Preferred Securities not previously called for redemption, by such method (including, without limitation, by lot) as the Property Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to $1,000.00 or an integral multiple of $1,000.00 in excess thereof), of the Liquidation Amount of Preferred Securities of a denomination larger than $1,000.00. The Property Trustee shall promptly notify the Securities Registrar in writing of the Preferred Securities selected for redemption and, in the case of any Preferred Securities selected for partial redemption, the Liquidation Amount thereof to be redeemed. For all purposes of this Trust Agreement, unless the context otherwise requires, all provisions relating to the redemption of Preferred Securities shall relate, in the case of any Preferred Securities redeemed or to be redeemed only in part, to the portion of the Liquidation Amount of Preferred Securities which has been or is to be redeemed.

                SECTION 403. SUBORDINATION OF COMMON SECURITIES.

         (a) Payment of Distributions (including Additional Amounts, if applicable) on, and the Redemption Price of, the Trust Securities, as applicable, shall be made, subject to Section 402(f), pro rata among the Common Securities and the Preferred Securities based on the Liquidation Amount of the Trust Securities, provided, however, that if on any Distribution Date or Redemption Date any Event of Default resulting from a Debenture Event of Default shall have occurred and be continuing, no payment of any Distribution (including Additional Amounts, if applicable) on, or Redemption Price of, any Common Security, and no other payment on account of the redemption, liquidation or other acquisition of Common Securities, shall be made unless payment in full in cash of all accumulated and unpaid Distributions (including Additional Amounts, if applicable) on all Outstanding Preferred Securities for all Distribution periods terminating on or prior thereto, or in the case of payment of the Redemption Price the full amount of such Redemption Price on all Outstanding Preferred Securities then called for redemption, shall have been made or provided for, and all funds immediately available to the Property Trustee shall first be applied to the payment in full in cash of all Distributions (including Additional Amounts, if applicable) on, or the Redemption Price of, Preferred Securities then due and payable.

         (b) In the case of the occurrence of any Event of Default resulting from a Debenture Event of Default, the Holder of Common Securities shall be deemed to have waived any right to act with respect to any such Event of Default under this Trust Agreement until the effect of all such Debenture Events of Default with respect to the Preferred Securities shall have been cured, waived or otherwise eliminated. Until any such Event of Default under this Trust Agreement resulting from a Debenture Event of Default shall have been so cured, waived or otherwise eliminated, the Property Trustee shall act solely on behalf of the Holders of the Preferred Securities and not the Holder of the Common Securities, and only the Holders of the Preferred Securities shall have the right to direct the Property Trustee to act on their behalf.

                        SECTION 404. PAYMENT PROCEDURES.

         Payments of Distributions (including Additional Amounts, if applicable) in respect of the Preferred Securities shall be made by check mailed to the address of the Person entitled thereto as such address shall appear on the Securities Register, or by such other means as the Property Trustee and the Preferred Securitiesholder(s) may, from time to time, mutually agree. Payments in respect of the Common Securities shall be made in such manner as shall be mutually agreed between the Property Trustee and the Common Securityholder.

                      SECTION 405. TAX RETURNS AND REPORTS.

         The Administrative Trustees shall prepare (or cause to be prepared), at the Depositor's expense, and file all United States federal, state and local tax and information returns and reports required to be filed by or in respect of the Trust. In this regard, the Administrative Trustees shall (a) prepare and file (or cause to be prepared and filed) the appropriate Internal Revenue Service Form required to be filed in respect of the Trust in each taxable year of the Trust; and (b) prepare and furnish (or cause to be prepared and furnished) to each Securityholder the appropriate Internal Revenue Service form required to be furnished to such Securityholder or the information required to be provided on such form. The Administrative Trustees shall provide the Depositor with a copy of all such returns and reports promptly after such filing or furnishing. The Property Trustee shall comply with United States federal withholding and backup withholding tax laws and information reporting requirements with respect to any payments to Securityholders under the Trust Securities.

            SECTION 406. PAYMENT OF TAXES, DUTIES, ETC. OF THE TRUST.

         Upon receipt under the Debentures of Additional Interest, the Property Trustee, at the written direction of an Administrative Trustee or the Depositor, shall promptly pay any taxes, duties or governmental charges of whatsoever nature (other than withholding taxes) imposed on the Trust by the United States or any other taxing authority.

                     SECTION 407. PAYMENTS UNDER INDENTURE.

         Any amount payable hereunder to any Holder of Preferred Securities shall be reduced by the amount of any corresponding payment such Holder (or any related Owner) has directly received under the Indenture pursuant to Section 7.8 thereof and 512(b) hereof and under the Guarantee.

                        SECTION 408. TAXES; WITHHOLDING.

         The Property Trustee agrees, to the extent required by the Code, and applicable federal regulations thereunder, to withhold from each payment due hereunder or under any Trust Securities, United States withholding taxes at the appropriate rate, and, on a timely basis, to deposit such amounts with an authorized depository and make such returns, filings and other reports in connection therewith as are required by the Code. In the event that any withholding tax is imposed on a payment to a Securityholder, such tax shall reduce the amount otherwise distributable to the Securityholder in accordance with this Section. Any Securityholder which is organized under the laws of a jurisdiction outside the United States shall, on or prior to the date such Securityholder becomes a Securityholder, (a) so notify the Property Trustee, (b)
(i) provide the Property Trustee with Internal Revenue Service form 1001, 4224, 8709 or W-8, as appropriate, or (ii) notify the Property Trustee that it is not entitled to an exemption from United States withholding tax or a reduction in the rate thereof on payments of interest. Any such Securityholder agrees by its acceptance of a Trust Security, on an ongoing basis, to provide like certification for each taxable year and to notify the Property Trustee as specified in clauses (a) and
(b) above. The Property Trustee shall be fully protected in relying upon, and each Securityholder by its acceptance of a Security agrees to indemnify and hold the Property Trustee harmless against all claims or liability of any kind arising in connection with or related to the Property Trustee's reliance upon any documents, forms or information provided by any Securityholder to the Property Trustee. In addition, if the Property Trustee has not withheld taxes on any payment made to any Securityholder, and the Property Trustee is subsequently required to remit to any taxing authority any such amount not withheld, such Securityholder shall return such amount to the Property Trustee upon written demand by the Property Trustee. The Property Trustee shall be liable only for direct (but not consequential) damages to any Securityholder due to the Property Trustee's violation of the Code and only to the extent such liability is caused by the Property Trustee's gross negligence or willful misconduct.

                                    ARTICLE V
                          TRUST SECURITIES CERTIFICATES

                         SECTION 501. INITIAL OWNERSHIP.

         Upon the creation of the Trust and the contribution by the Depositor pursuant to Section 203 and until the issuance of the Trust Securities, and at any time during which no Trust Securities are outstanding, the Depositor shall be the sole beneficial owner of the Trust.

                 SECTION 502. THE TRUST SECURITIES CERTIFICATES.

         (a) The Preferred Securities Certificates shall be issued in minimum denominations of $1,000.00 Liquidation Amount and integral multiples of $1,000.00 in excess thereof, and the Common Securities Certificates shall be issued in denominations of $10.00 Liquidation Amount and integral multiples thereof. The Trust Securities Certificates shall be executed on behalf of the Trust by manual, facsimile or imprinted signature of at least one Administrative Trustee and the Property Trustee shall authenticate and register the Preferred Securities Certificates. Trust Securities Certificates bearing the signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be validly issued and entitled to the benefits of this Trust Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the delivery of such Trust Securities Certificates or did not hold such offices at the date of delivery of such Trust Securities Certificates. A transferee of a Trust Securities Certificate shall become a Securityholder, and shall be entitled to the rights and subject to the obligations of a Securityholder hereunder, upon due registration of such Trust Securities Certificate in such transferee's name pursuant to Sections 504 and 511A.

         (b) A single Common Securities Certificate representing the Common Securities shall be issued to the Depositor in the form of a definitive Common Securities Certificate.

      SECTION 503. EXECUTION AND DELIVERY OF TRUST SECURITIES CERTIFICATES.

         On the Closing Date the Administrative Trustees shall cause Trust Securities Certificates, in an aggregate Liquidation Amount as provided in Sections 204 and 205, to be executed by manual, facsimile or imprinted signature on behalf of the Trust by at least one of the Administrative Trustees and delivered to the Property Trustee and upon such delivery, the Property Trustee shall authenticate and register the Preferred Securities Certificates and make available for delivery such Preferred Securities Certificates upon the written order of the Depositor, executed by its Chairman of the Board, or President or any Vice President and the Chief Financial Officer, Treasurer or an Assistant Treasurer or Secretary or Assistant Secretary without further corporate action by the Depositor, in authorized denominations.

                    SECTION 504. REGISTRATION OF TRANSFER AND
                 EXCHANGE OF PREFERRED SECURITIES CERTIFICATES.

         (a) The Property Trustee shall keep or cause to be kept, at the office or agency maintained pursuant to Section 508, a register or registers for the purpose of registering Trust Securities Certificates and transfers and exchanges of Preferred Securities Certificates (herein referred to as the "Securities Register") in which the registrar and transfer agent (the "Securities Registrar"), subject to such reasonable regulations as it may prescribe, shall provide for the registration of Preferred Securities Certificates and Common Securities Certificates (subject to Section 510 in the case of the Common Securities Certificates) and registration of transfers and exchanges of Preferred Securities Certificates as herein provided. The Property Trustee shall be the initial Securities Registrar.

         Upon surrender for registration of transfer of any Preferred Securities Certificate at the office or agency maintained pursuant to Section 508, the Administrative Trustees or any one of them shall execute and the Property Trustee shall authenticate and make available for delivery, in the name of the designated transferee or transferees, one or more new Preferred Securities Certificates in authorized denominations of a like aggregate Liquidation Amount dated the date of execution by such Administrative Trustee or Trustees. The Securities Registrar shall not be required to register the transfer of any Preferred Securities that have been called for redemption. At the option of a Holder, Preferred Securities Certificates may be exchanged for other Preferred Securities Certificates in authorized denominations of the same class and of a like aggregate Liquidation Amount upon surrender of the Preferred Securities Certificates to be exchanged at the office or agency maintained pursuant to
Section 508.

         Every Preferred Securities Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Property Trustee and the Securities Registrar duly executed by the Holder or his attorney duly authorized in writing. Each Preferred Securities Certificate surrendered for registration of transfer or exchange shall be canceled and subsequently disposed of by the Property Trustee in accordance with its customary practice. The Trust shall not be required to (i) issue, register the transfer of, or exchange any Preferred Securities during a period beginning at the opening of business 15 calendar days before the date of mailing of a notice of redemption of any Preferred Securities called for redemption and ending at the close of business on the day of such mailing; or (ii) register the transfer of or exchange of any Preferred Securities so selected for redemption, in whole or in part, except the unredeemed portion of any such Preferred Securities being redeemed in part.

         No service charge shall be made for any registration of transfer or exchange of Preferred Securities Certificates, but the Securities Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Preferred Securities Certificates.

         (b) Trust Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Trust Agreement. To the fullest extent permitted by law, any transfer or purported transfer of any Trust Security not made in accordance with this Trust Agreement shall be null and void.

                SECTION 505. MUTILATED, DESTROYED, LOST OR STOLEN
                         TRUST SECURITIES CERTIFICATES.

         If (a) any mutilated Trust Securities Certificate shall be surrendered to the Securities Registrar, or if the Securities Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Trust Securities Certificate, and (b) there shall be delivered to the Securities Registrar, the Administrative Trustees and the Property Trustee such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Trust Securities Certificate shall have been acquired by a bona fide purchaser, the Administrative Trustees, or any one of them, on behalf of the Trust shall execute by manual, facsimile or imprinted signature and the Property Trustee in the case of a Preferred Securities Certificate shall authenticate and make available for delivery, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Trust Securities Certificate, a new Trust Securities Certificate of like class, tenor and denomination. In connection with the issuance of any new Trust Securities Certificate under this Section 505, the Administrative Trustees or the Securities Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Trust Securities Certificate issued pursuant to this Section 505 shall constitute conclusive evidence of an undivided beneficial interest in the assets of the Trust, as if originally issued, whether or not the lost, stolen or destroyed Trust Securities Certificate shall be found at any time.

                  SECTION 506. PERSONS DEEMED SECURITYHOLDERS.

         The Trustees, the Paying Agent, the Securities Registrar and Depositor shall treat any Persons in whose name any Trust Securities are issued as the owner of such Trust Securities for the purpose of receiving Distributions and for all other purposes whatsoever, and neither the Trust, the Property Trustee, the Administrative Trustees, the Securities Registrar nor the Depositor shall be bound by any notice to the contrary.

                 SECTION 507. ACCESS TO LIST OF SECURITYHOLDERS'
                              NAMES AND ADDRESSES.

         At any time when the Property Trustee is not also acting as the Securities Registrar, the Administrative Trustees or the Depositor shall furnish or cause to be furnished to the Property Trustee a list, in such form as the Property Trustee may reasonably require, of the names and addresses of the Securityholders as of January 1 and June 30 of each year and at such other times as the Property Trustee may request in writing, in each case to the extent such information is in the possession or control of the Administrative Trustees or the Depositor or any paying agents of either and is not identical to a previously supplied list or has not otherwise been received by the Property Trustee in its capacity as Securities Registrar, and the Property Trustee shall preserve, in as current a form as reasonably practicable the most recent list so furnished to or received by it. Each Holder and each Owner agrees not to hold the Depositor, the Property Trustee or the Administrative Trustees accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

                  SECTION 508. MAINTENANCE OF OFFICE OR AGENCY.

         The Property Trustee shall designate, with the consent of the Administrative Trustees, which consent shall not be unreasonably withheld, an office or offices or agency or agencies where Preferred Securities Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Trustees in respect of the Trust Securities Certificates may be served. The Property Trustee initially designates its corporate trust office at Wilmington, DE, as the principal corporate trust office for such purposes. The Property Trustee shall give prompt written notice to the Depositor, the Administrative Trustees and to the Securityholders of any change in the location of the Securities Register or any such office or agency.

                    SECTION 509. APPOINTMENT OF PAYING AGENT.

         The Paying Agent shall make Distributions to Securityholders from the Payment Account and shall report the amounts of such Distributions to the Property Trustee and the Administrative Trustees. Any Paying Agent shall have the revocable power to withdraw funds from the Payment Account for the purpose of making the Distributions referred to above. The Administrative Trustees may revoke such power and remove the Paying Agent if such Trustees determine in their sole discretion that the Paying Agent shall have failed to perform its obligation under this Trust Agreement in any material respect. The Paying Agent shall initially be the Property Trustee, and any co-paying agent chosen by the Property Trustee, and acceptable to the Administrative Trustees and the Depositor. Any Person acting as Paying Agent shall be permitted to resign as Paying Agent upon 30 days' written notice to the Administrative Trustees and the Property Trustee. In the event that the Property Trustee shall no longer be the Paying Agent or a successor Paying Agent shall resign or its authority to act be revoked, the Administrative Trustees shall appoint a successor that is reasonably acceptable to the Property Trustee to act as Paying Agent. The Administrative Trustees shall cause such successor Paying Agent to execute and deliver to the Trustees an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Trustees that as Paying Agent, such successor Paying Agent or additional Paying Agent shall hold all sums, if any, held by it for payment to the Securityholders in trust for the benefit of the Securityholders entitled thereto until such sums shall be paid to such Securityholders, and the Paying Agent, if other than the Property Trustee, shall give such Property Trustee notice of any default in the making of any payment on the Trust Securities. The Paying Agent shall return all unclaimed funds to the Property Trustee and, upon removal of a Paying Agent, such Paying Agent shall also return all funds in its possession to the Property Trustee. The provisions of Sections 801, 803 and 806 shall apply to the Property Trustee also in its role as Paying Agent, for so long as the Property Trustee shall act as Paying Agent and, to the extent applicable, to any other paying agent appointed hereunder. Any reference in this Trust Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

            SECTION 510. OWNERSHIP OF COMMON SECURITIES BY DEPOSITOR.

         On the Closing Date, the Depositor shall acquire and retain beneficial and record ownership of the Common Securities. To the fullest extent permitted by law, any attempted transfer of the Common Securities (other than a transfer pursuant to Section 12.1 of the Indenture) shall be void. The Administrative Trustees shall cause each Common Securities Certificate issued to the Depositor to contain a legend stating "TO THE EXTENT PERMITTED BY APPLICABLE LAW, THIS CERTIFICATE IS NOT TRANSFERABLE EXCEPT TO A SUCCESSOR IN INTEREST TO CAROLINA BANK HOLDINGS, INC., IN COMPLIANCE WITH APPLICABLE LAW AND SECTION 510 OF THAT CERTAIN TRUST AGREEMENT DATED MARCH 7, 2001, AMONG CAROLINA BANK HOLDINGS, INC., AS DEPOSITOR, WILMINGTON TRUST COMPANY, AS PROPERTY TRUSTEE, AND THE ADMINISTRATIVE TRUSTEES NAMED THEREIN."

                     SECTION 511. RIGHTS OF SECURITYHOLDERS.

         (a) The legal title to the Trust Property is vested exclusively in the Property Trustee (in its capacity as such) in accordance with Section 209, and the Securityholders shall not have any right or title therein other than the undivided beneficial interest in the assets of the Trust conferred by their Trust Securities and they shall have no right to call for any partition or division of property, profits or rights of the Trust except as described below. The Trust Securities shall be personal property giving only the rights specifically set forth therein and in this Trust Agreement. The Trust Securities shall have no preemptive or similar rights. When issued and delivered to Holders of the Trust Securities against payment of the purchase price therefor, the Trust Securities shall be fully paid and nonassessable, undivided beneficial interests in the assets of the Trust. The Holders of the Trust Securities, in their capacities as such, shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

         (b) For so long as any Preferred Securities remain Outstanding, if, upon a Debenture Event of Default, the Debenture Trustee fails or the holders of not less than 25% in principal amount of the outstanding Debentures fail to declare the principal of all of the Debentures to be immediately due and payable, the Holders of Preferred Securities having an aggregate

Liquidation Amount of not less than 25% of the aggregate Liquidation Amount of the Preferred Securities then Outstanding shall have the right to make such declaration by a notice in writing to the Depositor and the Debenture Trustee; and upon any such declaration such principal amount of and the accrued interest on all of the Debentures shall become immediately due and payable, provided that the payment of principal and interest on such Debentures shall remain subordinated to the extent provided in the Indenture. If, as a result of a Debenture Event of Default, the Debenture Trustee or the holders of not less than 25% in aggregate outstanding principal amount of the Debentures have declared the Debentures due and payable and if such default has been cured and a sum sufficient to pay all matured installments due (otherwise than by acceleration) under the Debentures has been deposited with the Debenture Trustee, then (if the holders of not less than a majority in aggregate outstanding principal amount of Debentures have not rescinded such declaration and waived such default) the Holders of a majority in aggregate Liquidation Amount of the Preferred Securities may rescind such declaration and waive such default.

         (c) For so long as any Preferred Securities remain Outstanding, if, upon a Debenture Event of Default arising from the failure to pay interest or principal on the Debentures, any Holders of Preferred Securities then Outstanding shall, to the fullest extent permitted by law and subject to the terms of this Trust Agreement and the Indenture, have the right to institute a proceeding directly against the Depositor for enforcement of payment to such Holder of principal of or interest on the Debentures having a principal amount equal to the Liquidation Amount of the Preferred Securities of such Holder.

                           SECTION 512. CUSIP NUMBERS.

         The Depositor in issuing the Debentures may use "CUSIP" numbers (if then generally in use), and, if so, the Trustees shall use "CUSIP" numbers in notices of redemption as a convenience to holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Debentures or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Debentures, and any such redemption shall not be affected by any defect in or omission of such numbers. The Depositor will promptly notify the Property Trustee of any change in the CUSIP numbers.

                                   ARTICLE VI
                    ACTS OF SECURITYHOLDERS; MEETINGS; VOTING

                   SECTION 601. LIMITATIONS ON VOTING RIGHTS.

         (a) Except as provided in this Section 601, in Sections 512, 810 and 1002 and in the Indenture and as otherwise required by law, no Holder of Preferred Securities shall have any right to vote or in any manner otherwise control the administration, operation and management of the Trust or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Trust Securities Certificates, be construed so as to constitute the Securityholders from time to time as partners or members of an association.

         (b) So long as any Debentures are held by the Property Trustee, the Trustees shall not (i) direct the time, method and place of conducting any proceeding for any remedy available to the Debenture Trustee, or executing any trust or power conferred on the Debenture Trustee with respect to such Debentures; (ii) waive any past default which is waivable under Article VII of the Indenture; (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable; or (iv) consent to any amendment, modification or termination of the Indenture or the Debentures, where such consent shall be required, without, in each case, obtaining the prior approval of the Holders of at least a Majority in liquidation amount of the Outstanding Preferred Securities; provided, however, that where a consent under the Indenture would require the consent of each Holder of Outstanding Debentures affected thereby, no such consent shall be given by the Property Trustee without the prior written consent of each Holder of Preferred Securities. The Trustees shall not revoke any action previously authorized or approved by a vote of the Holders of the Outstanding Preferred Securities, except by a subsequent vote of the Holders of the Outstanding Preferred Securities. The Property Trustee shall promptly notify each Holder of Outstanding Preferred Securities of any notice of default received from the Debenture Trustee with respect to the Debentures. In addition to obtaining the foregoing approvals of the Holders of the Preferred Securities, prior to taking any of the foregoing actions, the Administrative Trustees shall provide to the Property Trustee, at the expense of the Depositor, an Opinion of Counsel experienced in such matters to the effect that the Trust shall continue to be classified as a grantor trust and not as an association taxable as a corporation for United States federal income tax purposes on account of such action.

         (c) If any proposed amendment to the Trust Agreement provides for, or the Trustees otherwise propose to effect, (i) any action that would adversely affect in any material respect the powers, preferences or special rights of the Preferred Securities, whether by way of amendment to the Trust Agreement or otherwise; or (ii) the dissolution, winding-up or termination of the Trust, other than pursuant to the terms of this Trust Agreement, then the Holders of Outstanding Preferred Securities as a class shall be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of the Holders of at least a Majority in liquidation amount of the Outstanding Preferred Securities. No amendment to this Trust Agreement may be made if, as a result of such amendment, the Trust would cease to be classified as a grantor trust or would be classified as an association taxable as a corporation for United States federal income tax purposes.

                        SECTION 602. NOTICE OF MEETINGS.

         Notice of all meetings of the Preferred Securityholders, stating the time, place and purpose of the meeting, shall be given by the Property Trustee pursuant to Section 1008 to each Preferred Securityholder of record, at his registered address, at least 15 days and not more than 90 days before the meeting. At any such meeting, any business properly before the meeting may be so considered whether or not stated in the notice of the meeting. Any adjourned meeting may be held as adjourned without further notice.

               SECTION 603. MEETINGS OF PREFERRED SECURITYHOLDERS.

         (a) No annual meeting of Securityholders is required to be held. The Administrative Trustees, however, shall call a meeting of Securityholders to vote on any matter in respect of which Preferred Securityholders are entitled to vote upon the written request of the Preferred Securityholders of record of 25% of the Outstanding Preferred Securities (based upon their aggregate Liquidation Amount) and the Administrative Trustees or the Property Trustee may, at any time in their discretion, call a meeting of Preferred Securityholders to vote on any matters as to which the Preferred Securityholders are entitled to vote.

         (b) Preferred Securityholders of record of 50% of the Outstanding Preferred Securities (based upon their aggregate Liquidation Amount), present in person or by proxy shall constitute a quorum at any meeting of Securityholders.

         (c) If a quorum is present at a meeting, an affirmative vote by the Preferred Securityholders of record present, in person or by proxy, holding more than a majority of the Preferred Securities (based upon their aggregate Liquidation Amount) held by the Preferred Securityholders of record present, either in person or by proxy, at such meeting shall constitute the action of the Securityholders unless this Trust Agreement requires a greater number of affirmative votes.

                           SECTION 604. VOTING RIGHTS.

         Securityholders shall be entitled to one vote for each $10 of Liquidation Amount represented by their Trust Securities in respect of any matter as to which such Securityholders are entitled to vote.

                           SECTION 605. PROXIES, ETC.

         At any meeting of Securityholders, any Securityholder entitled to vote thereat may vote by proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Administrative Trustees, or with such other officer or agent of the Trust as the Administrative Trustees may direct, for verification prior to the time at which such vote shall be taken. When Trust Securities are held jointly by several Persons, any one of them may vote at any meeting in person or by proxy in respect of such Trust Securities, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Trust Securities. A proxy purporting to be executed by or on behalf of a Securityholder shall be deemed valid unless challenged at or prior to its exercise, and, the burden of proving invalidity shall rest on the challenger. No proxy shall be valid more than three years after its date of execution.

             SECTION 606. SECURITYHOLDER ACTION BY WRITTEN CONSENT.

         Any action which may be taken by Securityholders at a meeting may be taken without a meeting and without prior notice if Securityholders holding a majority of all Outstanding Trust Securities (based upon their aggregate Liquidation Amount) entitled to vote in respect of such action (or such larger proportion thereof as shall be required by any express provision of this Trust Agreement) shall consent to the action in writing.

             SECTION 607. RECORD DATE FOR VOTING AND OTHER PURPOSES.

         For the purposes of determining the Securityholders who are entitled to notice of and to vote at any meeting or by written consent, or to participate in any Distribution on the Trust Securities, in respect of which a record date is not otherwise provided for in this Trust Agreement, or for the purpose of any other action, the Administrative Trustees may from time to time fix a date, not more than 90 days prior to the date of any meeting of Securityholders or the payment of any Distribution or other action as the case may be, as a record date for the determination of the identity of the Securityholders of record for such purposes.

                      SECTION 608. ACTS OF SECURITYHOLDERS.

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Trust Agreement to be given, made or taken by Securityholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Securityholders in person or by an agent duly appointed in writing, and, except as otherwise expressly provided herein, such action shall become effective when such instrument or instruments are delivered to an Administrative Trustee. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Securityholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Trust Agreement and (subject to Section 801) conclusive in favor of the Trustees, if made in the manner provided in this Section 608.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which any Trustee receiving the same deems sufficient.

         (c) The ownership of Preferred Securities shall be proved by the Securities Register.

         (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the securityholder of any Trust Security shall bind every future Securityholder of the same Trust Security and the Securityholder of every Trust Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustees or the Trust in reliance thereon, whether or not notation of such action is made upon such Trust Security.

         (e) Without limiting the foregoing, a Securityholder entitled hereunder to take any action hereunder with regard to any particular Trust Security may do so with regard to all or any part of the Liquidation Amount of such Trust Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such Liquidation Amount.

         (f) A Securityholder may institute a legal proceeding directly against the Depositor under the Guarantee to enforce its rights under the Guarantee without first instituting a legal proceeding against the Guarantee Trustee (as defined in the Guarantee), the Trust or any Person.

                       SECTION 609. INSPECTION OF RECORDS.

         Upon reasonable notice to the Administrative Trustees and the Property Trustee, the records of the Trust shall be open to inspection and copying by Securityholders and their authorized representatives during normal business hours for any purpose reasonably related to such Securityholder's interest as a Securityholder.

                                   ARTICLE VII
                         REPRESENTATIONS AND WARRANTIES

      SECTION 701. REPRESENTATIONS AND WARRANTIES OF THE PROPERTY TRUSTEE.

         The Property Trustee as of the date hereof hereby represents and warrants for the benefit of the Depositor and the Securityholders that:

         (a) the Property Trustee is a Delaware banking corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware;

         (b) the Property Trustee has full corporate power, authority and legal right to execute, deliver and perform its obligations under this Trust Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Trust Agreement;

         (c) the Property Trustee has its principal place of business in the State of Delaware;

         (d) this Trust Agreement has been duly authorized, executed and delivered by the Property Trustee and constitutes the valid and legally binding agreement of the Property Trustee enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors rights and to general equity principles;

         (e) the execution, delivery and performance by the Property Trustee of this Trust Agreement has been duly authorized by all necessary corporate or other action on the part of the Property Trustee and does not require any approval of stockholders of the Property Trustee and such execution delivery and performance shall not (i) violate the charter or by-laws of the Property Trustee; (ii) violate any provision of, or constitute, with or without notice or lapse of time, a default under, or result in the creation or imposition of, any Lien on any properties included in the Trust Property pursuant to the provisions of any indenture, mortgage, credit agreement, license or other agreement or instrument to which the Property Trustee is a party or by which it is bound; or (iii) violate any law, governmental rule or regulation of the State of Delaware governing the banking or trust powers of the Property Trustee or (as appropriate in context) or any order, judgment or decree applicable to the Property Trustee;

     (f) neither the authorization, execution or delivery by the Property Trustee of this Trust Agreement nor the consummation of any of the transactions by the Property Trustee contemplated herein or therein requires the consent or approval of, the giving of notice to, the registration with or the taking of any other action with respect to any governmental authority or agency under any existing Delaware law governing the banking or trust powers of the Property Trustee, as the case may be;

     (g) there are no proceedings pending or, to the best of the Property Trustee's knowledge, threatened against or affecting the Property Trustee in any court or before any governmental authority, agency or arbitration board or tribunal which, individually or in the aggregate, would materially and adversely affect the Trust or would question the right, power and authority of the Property Trustee to enter into or perform its obligations as one of the Trustees under this Trust Agreement; and

     (h) the Property Trustee satisfies the requirements of Section 3807 of the Delaware Business Trust Act.

            SECTION 702. REPRESENTATIONS AND WARRANTIES OF DEPOSITOR.

     The Depositor hereby represents and warrants for the benefit of the Securityholders that:

     (a) the Trust Securities Certificates issued on the Closing Date on behalf of the Trust have been duly authorized and, shall have been, duly and validly executed, issued and delivered by the Administrative Trustees pursuant to the terms and provisions of, and in accordance with the requirements of, this Trust Agreement and the Securityholders shall be, as of such date, entitled to the benefits of this Trust Agreement; and

     (b) there are no taxes, fees or other governmental charges payable by the Trust (or the Trustees on behalf of the Trust) under the laws of the State of Delaware or any political subdivision thereof in connection with the execution, delivery and performance by the Bank or the Property Trustee, as the case may be, of this Trust Agreement.

                                  ARTICLE VIII
                                    TRUSTEES

                SECTION 801. CERTAIN DUTIES AND RESPONSIBILITIES.

     (a) The duties and responsibilities of the Trustees shall be as provided by this Trust Agreement and, in the case of the Property Trustee, by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Trust Agreement shall require the Trustees to expend or risk their own funds or otherwise incur any financial liability in the performance of any of their duties hereunder, or in the exercise of any of their rights or powers, if they shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured. No Administrative Trustee shall be liable for its act or omissions hereunder except as a result of its own gross negligence or bad faith or willful misconduct. The Property Trustee's liability shall be determined under the Trust Indenture Act. Whether or not therein expressly so provided, every provision of this Trust Agreement relating to the conduct or affecting the liability of or affording protection to the Trustees shall be subject to the provisions of this Section
801. To the extent that, at law or in equity, an Administrative Trustee has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to the Securityholders, such Administrative Trustee shall not be liable to the Trust or to any Securityholder for such Trustee's good faith reliance on the provisions of this Trust Agreement. The provisions of this Trust Agreement, to the extent that they restrict the duties and liabilities of the Administrative Trustees otherwise existing at law or in equity, are agreed by the Depositor and the Securityholders to replace such other duties and liabilities of the Administrative Trustees.

     (b) All payments made by the Property Trustee or a Paying Agent in respect of the Trust Securities shall be made only from the revenue and proceeds from the Trust Property and only to the extent that there shall be sufficient revenue or proceeds from the Trust Property to enable the Property Trustee or a Paying Agent to make payments in accordance with the terms hereof. With respect to the relationship of each Securityholder and the Trustees, each Securityholder, by its acceptance of a Trust Security, agrees that it shall look solely to the revenue and proceeds from the Trust Property to the extent legally available for distribution to it as herein provided and that the Trustees are not personally liable to it for any amount distributable in respect of any Trust Security or for any other liability in respect of any Trust Security. This Section 801(b) does not limit the liability of the Trustees expressly set forth elsewhere in this Trust Agreement, or, in the case of the Property Trustee, the Trust Indenture Act.

     (c) No provision of this Trust Agreement shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

     (i) the Property Trustee shall not be liable for any error of judgment made in good faith by an authorized officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts;

     (ii) the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a Majority in liquidation amount of the Outstanding Trust Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Trust Agreement;

     (iii) the Property Trustee's sole duty with respect to the custody, safe keeping and physical preservation of the Debentures and the Payment Account shall be to deal with such Property in a similar manner as the Property Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Property Trustee under this Trust Agreement and the Trust Indenture Act;

     (iv) the Property Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree in writing with the Depositor and money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Payment Account maintained by the Property Trustee pursuant to Section 301 and except to the extent otherwise required by law; and

     (v) the Property Trustee shall not be responsible for monitoring the compliance by the Administrative Trustees or the Depositor with their respective duties under this Trust Agreement, nor shall the Property Trustee be liable for the negligence, default or misconduct of the Administrative Trustees or the Depositor.

                          SECTION 802. CERTAIN NOTICES.

     (a) Within ten (10) Business Days after the occurrence of any Event of Default actually known to the Property Trustee or, to the extent Section 315(b) of the Trust Indenture Act applies, within 90 days after the occurrence of any default hereunder known to the Property Trustee, the Property Trustee shall transmit, in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act notice of such Event of Default or default to the Securityholders, the Administrative Trustees and the Depositor, unless such Event of Default shall have been cured or waived. For purposes of this Section 802, the term "Event of Default" means any event that is or after notice or lapse of time or both would become an Event of Default.

     (b) The Administrative Trustees shall transmit, to the Securityholders and the Property Trustee in the manner and to the extent provided in Section 1008 hereof and to the extent applicable, Section 313(c) of the Trust Indenture Act, notice of the Depositor's election to begin or further extend an Extended Interest Payment Period on the Debentures (unless such election shall have been revoked) within the time specified for transmitting such notice to the holders of the Debentures pursuant to the Indenture as originally executed.

                SECTION 803. CERTAIN RIGHTS OF PROPERTY TRUSTEE.

     Subject to the provisions of Section 801:

     (a) the Property Trustee may conclusively rely and shall be protected in acting or refraining from acting in good faith upon any resolution, Opinion of Counsel, certificate, written representation of a Holder or transferee, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

     (b) if (i) in performing its duties under this Trust Agreement the Property Trustee is required to decide between alternative courses of action; or (ii) in construing any of the provisions of this Trust Agreement the Property Trustee finds the same ambiguous or inconsistent with other provisions contained herein; or (iii) the Property Trustee is unsure of the application of any provision of this Trust Agreement, then, except as to any matter as to which the Preferred Securityholders are entitled to vote or otherwise consent or approve under the terms of this Trust Agreement and except if there then exists an Event of Default, the Property Trustee shall deliver a notice to the Depositor requesting written instructions of the Depositor as to the course of action to be taken and the Property Trustee shall take such action, or refrain from taking such action, as the Property Trustee shall be instructed in writing to take, or to refrain from taking, by the Depositor, and shall have no liability for acting in accordance with such instructions; provided, however, that if the Property Trustee does not receive such instructions of the Depositor within 10 Business Days after it has delivered such notice, or such reasonably shorter period of time set forth in such notice (which to the extent practicable shall not be less than 2 Business Days), it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Trust Agreement as it shall deem advisable and in the best interests of the Securityholders, in which event the Property Trustee shall have no liability except for its own bad faith, negligence or willful misconduct;

     (c) any direction or act of the Depositor or the Administrative Trustees contemplated by this Trust Agreement shall be sufficiently evidenced by an Officers' Certificate;

     (d) whenever in the administration of this Trust Agreement, the Property Trustee shall deem it desirable that a matter be established before undertaking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and conclusively rely upon an Officers' Certificate which, upon receipt of such request, shall be promptly delivered by the Depositor or the Administrative Trustees;

     (e) the Property Trustee shall have no duty on behalf of the Trust to see to any recording, filing or registration of any instrument (including any financing or continuation statement) or any filing under tax or securities laws or any re-recording, refiling, or reregistration thereof;

     (f) the Property Trustee may consult with counsel of its choice (which counsel may be counsel to the Depositor or any of its Affiliates) and the advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon, and in accordance with such advice, the Property Trustee shall have the right at any time to seek instructions concerning the administration of this Trust Agreement from any court of competent jurisdiction;

     (g) the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Trust Agreement at the request or direction of any of the Securityholders pursuant to this Trust Agreement, unless such Securityholders shall have offered to the Property Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

     (h) the Property Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture, note or other evidence of indebtedness or other paper or document, unless requested in writing to do so by one or more Securityholders, but the Property Trustee may make such further inquiry or investigation into such facts or matters as it may see fit;

     (i) the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through its agents or attorneys, provided that the Property Trustee shall be responsible for its own negligence or recklessness with respect to selection of any agent or attorney appointed by it hereunder;

     (j) except as provided in this Article VIII, in accepting the trusts hereby created the Property Trustee acts solely as such hereunder and not in its individual capacity;

     (k) whenever in the administration of this Trust Agreement the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder the Property Trustee (i) may request written instructions from the Holders of the Trust Securities which written instructions may only be followed by the Property Trustee if given by the Holders of the same proportion in Liquidation Amount of the Trust Securities as would be entitled to direct the Property Trustee under the terms of the Trust Securities in respect of such remedy, right or action;
(ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received; and (iii) shall be protected in acting in accordance with such written instructions; and

     (l) except as otherwise expressly provided by this Trust Agreement, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Trust Agreement. No provision of this Trust Agreement shall be deemed to impose any duty or obligation on the Property Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Property Trustee shall be construed to be a duty.

                    SECTION 804. NOT RESPONSIBLE FOR RECITALS
                           OR ISSUANCE OF SECURITIES.

     The Recitals contained herein and in the Trust Securities Certificates shall be taken as the statements of the Trust, and the Trustees do not assume any responsibility for their correctness. The Trustees shall not be accountable for the use or application by the Depositor of the proceeds of the Debentures.

                        SECTION 805. MAY HOLD SECURITIES.

     Any Trustee or any other agent of any Trustee or the Trust, in its individual or any other capacity, may become the owner or pledgee of Trust Securities and, subject to Sections 808 and 813 and except as provided in the definition of the term "Outstanding" in Article I, may otherwise deal with the Trust with the same rights it would have if it were not a Trustee or such other agent.

                   SECTION 806. COMPENSATION; INDEMNITY; FEES.

     The Depositor agrees:

     (a) to pay to the Trustees from time to time such compensation as the Trustees and the Depositor may agree in writing for all services rendered by them hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

     (b) except as otherwise expressly provided herein, to reimburse the Trustees upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustees in accordance with any provision of this Trust Agreement (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to such Trustee's negligence, bad faith or willful misconduct (or, in the case of the Administrative Trustees, any such expense, disbursement or advance as may be attributable to its, his or her gross negligence, bad faith or willful misconduct); and

     (c) to indemnify, to the fullest extent permitted by law, each of the Trustees or any predecessor Trustee for, and to hold the Trustees harmless against, any and all loss, damage, claim, liability, penalty or expense, including taxes (other than taxes based on the income of the Trustee) incurred without negligence or willful misconduct on its part, arising out of or in connection with the acceptance or administration of this Trust Agreement, including the costs and expenses of defending itself against any claim or liability in connection with the acceptance, exercise or performance of any of its powers or duties hereunder, except any such expense, disbursement or advance as may be attributable to such Trustee's negligence, bad faith or willful misconduct (or, in the case of the Administrative Trustees, any such expense, disbursement or advance as may be attributable to its, his or her gross negligence, bad faith or willful misconduct).

     The provisions of this Section 806 shall survive the termination of this Trust Agreement or the earlier resignations or removal of any Trustee.

     No Trustee may claim any Lien or charge on any Trust Property as a result of any amount due pursuant to this Section 806.

     When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 7.1(a)(iv), Section 7.1(a)(v) or 7.1(a)(vi) of the Indenture, the expenses (including reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Bankruptcy Law.

        SECTION 807. CORPORATE PROPERTY TRUSTEE REQUIRED; ELIGIBILITY OF
                                   TRUSTEES.

     (a) There shall at all times be a Property Trustee hereunder with respect to the Trust Securities. The Property Trustee shall be a Person that is eligible pursuant to the Trust Indenture Act, if applicable, to act as such and has a combined capital and surplus of at least $50,000,000. If any such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section 807, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Property Trustee with respect to the Trust Securities shall cease to be eligible in accordance with the provisions of this Section 807, it shall resign immediately in the manner and with the effect hereinafter specified in this Article VIII.

     (b) There shall at all times be one or more Administrative Trustees hereunder with respect to the Trust Securities. Each Administrative Trustee shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more persons authorized to bind that entity.

     (c) One of the Trustees with respect to the Trust Securities shall, at all times, meet the requirements of (S) 3807 of the Delaware Business Trust Act.

                       SECTION 808. CONFLICTING INTERESTS.

     If the Property Trustee has or shall acquire a "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, if applicable, the Property Trustee and Company shall in all respects comply with the provisions of Section 310 of the Trust Indenture Act and, to the extent not inconsistent therewith, this Trust Agreement; provided, however, that for purposes of the first proviso contained in Section 310 (b) of the Trust Indenture Act, the Indenture and Preferred Securities Guarantee shall be deemed to be specifically described in this Trust Agreement.

                 SECTION 809. CO-TRUSTEES AND SEPARATE TRUSTEE.

     (a) Unless an Event of Default shall have occurred and be continuing, at any time or times, for the purpose of meeting the legal requirements of the Trust Indenture Act or of any jurisdiction in which any part of the Trust Property may at the time be located, the Depositor shall have power to appoint, and upon the written request of the Property Trustee, the Depositor shall for such purpose join with the Property Trustee in the execution, delivery and performance of any instruments and agreements necessary or proper to appoint, one or more Persons approved by the Property Trustee either to act as co-trustee, jointly with the Property Trustee, of all or any part of such Trust Property, or to the extent required by law to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section
809. If the Depositor does not join in such appointment within 15 days after the receipt by it of a request so to do, or in case a Debenture Event of Default has occurred and is continuing, the Property Trustee alone shall have power to make such appointment. Any co-trustee or separate trustee appointed pursuant to this
Section 809 shall either be (i) a natural person who is at least 21 years of age and a resident of the United States; or (ii) a legal entity with its principal place of business in the United States that shall act through one or more persons authorized to bind such entity.

    (b) Should any written instrument from the Depositor be required by any co-trustee or separate trustee so appointed for more fully confirming to such co-trustee or separate trustee such property, title, right, or power, any and all such instruments shall, on request, be executed, acknowledged, and delivered by the Depositor.

    (c) Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms, namely:

    (i) The Trust Securities shall be executed and delivered and all rights, powers, duties and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Trustees specified hereunder, shall be exercised, solely by such Trustees and not by such co-trustee or separate trustee.

    (ii) The rights, powers, duties and obligations hereby conferred or imposed upon the Property Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Property Trustee or by the Property Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Property Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or separate trustee.

    (iii) The Property Trustee at any time, by an instrument in writing executed by it, with the written concurrence of the Depositor, may accept the resignation of or remove any co-trustee or separate trustee appointed under this
Section 809, and, in case a Debenture Event of Default has occurred and is continuing, the Property Trustee shall have the power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of the Depositor. Upon the written request of the Property Trustee, the Depositor shall join with the Property Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section 809.

     (iv) No co-trustee or separate trustee hereunder shall be personally liable by reason of any act or omission of the Property Trustee or any other trustee hereunder.

     (v) The Property Trustee shall not be liable by reason of any act of a co-trustee or separate trustee.

     (vi) Any Act of Holders delivered to the Property Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.

         SECTION 810. RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

     (a) No resignation or removal of any Trustee (the "Relevant Trustee") and no appointment of a successor Trustee pursuant to this Article VIII shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 811.

     (b) Subject to the immediately preceding paragraph, the Relevant Trustee may resign at any time with respect to the Trust Securities by giving written notice thereof to the Depositor and with respect to the Property Trustee to the Securityholders. If the instrument of acceptance by the successor Trustee required by Section 811 shall not have been delivered to the Relevant Trustee within 30 days after the giving of such notice of resignation, the Relevant Trustee may petition, at the expense of the Depositor, any court of competent jurisdiction for the appointment of a successor Relevant Trustee with respect to the Trust Securities.

     (c) Unless a Debenture Event of Default shall have occurred and be continuing, any Trustee may be removed at any time by act of the Common Securityholder. If a Debenture Event of Default shall have occurred and be continuing, the Property Trustee may be removed at such time by Act of the Holders of a Majority in liquidation amount of the Outstanding Preferred Securities, delivered to the Relevant Trustee (in its individual capacity and on behalf of the Trust). An Administrative Trustee may be removed by the Common Securityholder at any time. In no event will the Holders of the Preferred Securities have the right to vote to appoint, remove or replace the Administrative Trustees, which right to remove is vested exclusively in the Common Securityholder. If an instrument of acceptance by a Successor Trustee required by Section 811 shall have not been delivered to the Relevant Trustee within 30 days after the giving of such notice of removal, the Relevant Trustee may petition, at the expense of the Depositor, any court of competent jurisdiction for the appointment of a Successor Relevant Trustee with respect to the Trust Securities.

     (d) If any Trustee shall resign, be removed or become incapable of acting as Trustee, or if a vacancy shall occur in the office of any Trustee for any cause, at a time when no Debenture Event of Default shall have occurred and be continuing, the Common Securityholder, by Act of the Common Securityholder delivered to the retiring Trustee, shall promptly appoint a successor Trustee or Trustees with respect to the Trust Securities and the Trust, and the successor Trustee shall comply with the applicable requirements of Section 811. If the Property Trustee shall resign, be removed or become incapable of continuing to act as the Property Trustee at a time when a Debenture Event of Default shall have occurred and is continuing, the Preferred

Securityholders, by Act of the Securityholders of a Majority in liquidation amount of the Outstanding Preferred Securities delivered to the retiring Relevant Trustee, shall promptly appoint a successor Relevant Trustee or Trustees with respect to the Trust Securities and the Trust, and such successor Trustee shall comply with the applicable requirements of Section 811. If an Administrative Trustee shall resign, be removed or become incapable of acting as Administrative Trustee, at a time when a Debenture Event of Default shall have occurred and be continuing, the Common Securityholder, by Act of the Common Securityholder delivered to an Administrative Trustee, shall promptly appoint a successor Administrative Trustee or Administrative Trustees with respect to the Trust Securities and the Trust, and such successor Administrative Trustee or Administrative Trustees shall comply with the applicable requirements of Section
811. If no successor Relevant Trustee with respect to the Trust Securities shall have been so appointed by the Common Securityholder or the Preferred Securityholders and accepted appointment in the manner required by Section 811, any Securityholder who has been a Securityholder of Trust Securities on behalf of himself and all others similarly situated may petition a court of competent jurisdiction for the appointment of a successor Trustee with respect to the Trust Securities.

     (e) The Administrative Trustee shall give notice of each resignation and each removal of the Property Trustee and each appointment of a successor Property Trustee to all Securityholders in the manner provided in Section 1008 and shall give notice to the Depositor.

     (f) Notwithstanding the foregoing or any other provision of this Trust Agreement, in the event any Administrative Trustee who is a natural person dies or becomes, in the opinion of the Depositor, incompetent or incapacitated, the vacancy created by such death, incompetence or incapacity may be filled by (a) the unanimous act of the remaining Administrative Trustees if there are at least two of them; or (b) otherwise by the Depositor (with the successor in each case being a Person who satisfies the eligibility requirement for Administrative Trustees as forth in Section 807).

              SECTION 811. ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

     (a) In case of the appointment hereunder of a successor Relevant Trustee with respect to the Trust Securities and the Trust, the retiring Relevant Trustee and each successor Relevant Trustee with respect to the Trust Securities shall execute and deliver an instrument hereto wherein each successor Relevant Trustee shall accept such appointment and which shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Relevant Trustee all the rights, powers, trusts and duties of the retiring Relevant Trustee with respect to the Trust Securities and the Trust and, upon the execution and delivery of such instrument, the resignation or removal of the retiring Relevant Trustee shall become effective to the extent provided therein and each such successor Relevant Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Relevant Trustee with respect to the Trust Securities and the Trust, but, on request of the Trust or any successor Relevant Trustee such retiring Relevant Trustee shall upon payment of its charges hereunder, duly assign, transfer and deliver to such successor Relevant Trustee all Trust Property, all proceeds thereof and money held by such retiring Relevant Trustee hereunder with respect to the Trust Securities and the Trust.

     (b) Upon request of any such successor Relevant Trustee, the Trust shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Relevant Trustee all such rights, powers and trusts referred to in the immediately preceding paragraph, as the case may be.

     (c) No successor Relevant Trustee shall accept its appointment unless at the time of such acceptance such successor Relevant Trustee shall be qualified and eligible under this Article VIII.

         SECTION 812. MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO
                                    BUSINESS.

     Any Person into which the Property Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which such Relevant Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of such Relevant Trustee, shall be the successor of such Relevant Trustee hereunder, provided such Person shall be otherwise qualified and eligible under this Article VIII, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

         SECTION 813 PREFERENTIAL COLLECTION OF CLAIMS AGAINST DEPOSITOR
                                    OR TRUST

     If and when the Property Trustee shall be or become, directly or indirectly, a creditor of the Depositor or the Trust (or any other obligor upon the Debentures or the Trust Securities), excluding any creditor relationship described in Section 311(b) of the Trust Indenture Act, the Property Trustee shall be subject to and shall take all actions necessary in order to comply with the provisions of Section 311(a) of Trust Indenture Act regarding the collection of claims against the Depositor or Trust (or any such other obligor).

                    SECTION 814. REPORTS BY PROPERTY TRUSTEE.

     The Property Trustee shall transmit to Securityholders entitled to receive the same under Section 313(c) of the Trust Indenture Act by mail such reports concerning the Property Trustee and its actions under this Trust Agreement as may be required pursuant to Section 313(b) of the Trust Indenture Act at the times provided pursuant thereto. If required by Section 313(a) of the Trust Indenture Act, the Property Trustee shall, within sixty days after each May 15 following the date of the Trust Agreement, deliver to Securityholders entitled to receive the same under Section 313(c) of the Trust Indenture Act by mail a brief report, dated as of such May 15, which complies with the provisions of such Section 313(a).

                  SECTION 815. REPORTS TO THE PROPERTY TRUSTEE.

     The Depositor and the Administrative Trustees on behalf of the Trust shall provide to the Property Trustee such documents, reports and information as required by Section 314 of the Trust Indenture Act (if any) and the compliance certificate required by Section 314(a) of the

Trust Indenture Act in the form, in the manner and at the times required by
Section 314 of the Trust Indenture Act.

     Delivery of such reports, information and documents to the Property Trustee is for information purposes only and the Property Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Depositor's compliance with any of its covenants hereunder (as to which the Property Trustee is entitled to rely exclusively on Officers' Certificates).

     The Depositor shall transmit to Securityholders, in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, such summaries of the above-referenced materials as may be required by Section 314(a)(3) of the Trust Indenture Act.

         SECTION 816. EVIDENCE OF COMPLIANCE WITH CONDITIONS PRECEDENT.

     Each Depositor and Administrative Trustee, on behalf of the Trust, shall provide to the Property Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Trust Agreement, that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act.

                        SECTION 817. NUMBER OF TRUSTEES.

     (a) The number of Trustees shall be three, provided that the Holder of all of the Common Securities by written instrument may increase or decrease the number of Administrative Trustees.

     (b) If a Trustee ceases to hold office for any reason and the number of Administrative Trustees is not reduced pursuant to Section 817(a), or if the number of Trustees is increased pursuant to Section 817(a), a vacancy shall occur. The vacancy shall be filled with a Trustee appointed in accordance with
Section 810.

     (c) The death, resignation, retirement, removal, bankruptcy, incompetence or incapacity to perform the duties of a Trustee shall not operate to dissolve, terminate or annul the Trust. Whenever a vacancy in the number of Administrative Trustees shall occur, until such vacancy is filled by the appointment of an Administrative Trustee in accordance with Section 810, the Administrative Trustees in office, regardless of their number (and notwithstanding any other provision of this Agreement), shall have all the powers granted to the Administrative Trustees and shall discharge all the duties imposed upon the Administrative Trustees by this Trust Agreement.

     (d) The Trust shall, at all times, have at least one Trustee that meets the requirements of Section 3807 of the Delaware Business Trust Act.

                        SECTION 818. DELEGATION OF POWER.

     (a) Any Administrative Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 207(a); and

     (b) The Administrative Trustees shall have power to delegate from time to time to such of their number or to the Depositor the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Administrative Trustees or otherwise as the Administrative Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

                              SECTION 819. VOTING.

     Except as otherwise provided in this Trust Agreement, the consent or approval of the Administrative Trustees shall require consent or approval by not less than a majority of the Administrative Trustees, unless there are only two, in which case both must consent.

                                   ARTICLE IX
                       DISSOLUTION, LIQUIDATION AND MERGER

                 SECTION 901. DISSOLUTION UPON EXPIRATION DATE.

     Unless earlier dissolved, the Trust shall automatically dissolve on December 31, 2032 (the "Expiration Date").

                         SECTION 902. EARLY DISSOLUTION.

     The first to occur of any of the following events is an "Early Termination Event" upon the occurrence of which the Trust shall be dissolved:

     (a) the occurrence of a Bankruptcy Event in respect of, or the dissolution or liquidation of, the Depositor;

     (b) delivery of written direction to the Property Trustee by the Depositor at any time (which direction is wholly optional and within the discretion of the Depositor), subject to the Depositor having received any required prior approvals under applicable federal or state banking guidelines, policies or regulations, to dissolve the Trust and distribute the Debentures to Securityholders in exchange for the Preferred Securities in accordance with
Section 904;

     (c) the redemption of all of the Preferred Securities in connection with the redemption or other payment of all of the Debentures; and

     (d) an order for dissolution of the Trust shall have been entered by a court of competent jurisdiction.

                            SECTION 903. TERMINATION.

     The respective obligations and responsibilities of the Trustees and the Trust created and continued hereby shall terminate upon the occurrence of all of the following: (a) the distribution by the Property Trustee to Securityholders upon the liquidation of the Trust pursuant to Section 904, or upon the redemption of all of the Trust Securities pursuant to Section 402, of all amounts required to be distributed hereunder upon the final payment of the Trust Securities; (b) the payment of any expenses owed by the Trust; (c) the discharge of all administrative duties of the Administrative Trustees, including the performance of any tax reporting obligations with respect to the Trust or the Securityholders. Upon the termination of the Trust, the Trustee shall file a certificate of cancellation with the Office of the Secretary of State of the State of Delaware.

                            SECTION 904. LIQUIDATION.

     (a)   If an Early Termination Event specified in clause (a), (b), or (d) of
Section 902 occurs or upon the Expiration Date, the Trust shall be liquidated by the Trustees as expeditiously as the Trustees determine to be possible by distributing, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, to each Securityholder a Like Amount of Debentures, subject to Section 904(d). Notice of liquidation shall be given by the Property Trustee by first-class mail, postage prepaid, mailed not later than 30 nor more than 60 days prior to the Liquidation Date to each Holder of Trust Securities at such Holder's address appearing in the Securities Register. All notices of liquidation shall:

     (i)   state the Liquidation Date;

     (ii) state that from and after the Liquidation Date, the Trust Securities shall no longer be deemed to be Outstanding and any Trust Securities Certificates not surrendered for exchange shall be deemed to represent a Like Amount of Debentures;

     (iii) provide such information with respect to the mechanics by which Holders may exchange Trust Securities Certificates for Debentures, or, if
Section 904(d) applies, receive a Liquidation Distribution, as the Administrative Trustees shall deem appropriate;

     (iv)  state the CUSIP number; and

     (v) state the office or agency of the Trust where Securities should be surrendered.

     (b) Except where Section 902(c) or 904(d) applies, in order to effect the liquidation of the Trust and distribution of the Debentures to Securityholders, the Property Trustee shall establish a record date for such distribution (which shall be not more than 45 days prior to the Liquidation Date) and, either itself acting as exchange agent or through the appointment of a separate exchange agent, shall establish such procedures as it shall deem appropriate to effect the distribution of Debentures in exchange for the Outstanding Trust Securities Certificates.

     (c) Except where Section 902(c) or 904(d) applies, after the Liquidation Date, (i) the Trust Securities shall no longer be deemed to be Outstanding; (ii) certificates representing a Like Amount of Debentures shall be issued to holders of Trust Securities Certificates upon surrender of such certificates to the Administrative Trustees or their agent for exchange; (iii) any Trust

Securities Certificates not so surrendered for exchange shall be deemed to represent a Like Amount of Debentures, accruing interest at the rate and for the period provided for in the Debentures from the last Distribution Date on which a Distribution was made on such Trust Securities Certificates until such certificates are so surrendered (and until such certificates are so surrendered, no payments of interest or principal shall be made to holders of Trust Securities Certificates with respect to such Debentures): and (v) all rights of Securityholders holding Trust Securities shall cease, except the right of such Securityholders to receive Debentures upon surrender of Trust Securities Certificates.

     (d) In the event that, notwithstanding the other provisions of this Section 904, whether because of an order for dissolution entered by a court of competent jurisdiction or otherwise, distribution of the Debentures in the manner provided herein is determined by the Administrative Trustees not to be practical, the Trust Property shall be liquidated, and the Trust shall be wound-up by the Property Trustee in such manner as the Property Trustee determines. In such event, Securityholders shall be entitled to receive out of the assets of the Trust available for distribution to Securityholders, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, an amount equal to the Liquidation Amount per Trust Security plus accumulated and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"). If, upon any such winding-up the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then, subject to the next succeeding sentence, the amounts payable by the Trust on the Trust Securities shall be paid on a pro rata basis (based upon Liquidation Amounts). The Holder of the Common Securities shall be entitled to receive Liquidation Distributions upon any such winding-up pro rata (determined as aforesaid) with Holders of Preferred Securities, except that, if a Debenture Event of Default has occurred and is continuing, the Preferred Securities shall have a priority over the Common Securities.

             SECTION 905. MERGERS, CONSOLIDATIONS, AMALGAMATIONS OR
                           REPLACEMENTS OF THE TRUST.

     The Trust may not merge with or into, consolidate, amalgamate, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to, any Person, except pursuant to this Section 905 or Section 904. At the request of the Depositor, with the consent of the Administrative Trustees and without the consent of the Holders of the Preferred Securities or the Property Trustee, the Trust may merge with or into, consolidate, amalgamate, be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to a trust organized as such under the laws of any state; provided, that (i) such successor entity either (a) expressly assumes all of the obligations of the Trust with respect to the Preferred Securities; or (b) substitutes for the Preferred Securities other securities having substantially the same terms as the Preferred Securities (the "Successor Securities") so long as the Successor Securities rank the same as the Preferred Securities rank in priority with respect to distributions and payments upon liquidation, redemption and otherwise; (ii) the Depositor expressly appoints a trustee of such successor entity possessing substantially the same powers and duties as the Property Trustee as the holder of the Debentures; (iii) the Successor Securities are registered or listed, or any Successor Securities shall be registered or listed upon notification of issuance, on any national securities exchange or other organization on which the Preferred Securities are then registered or listed (including, if applicable, the Nasdaq Small Cap Market), if any; (iv) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not cause the Preferred Securities (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization, (v) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the holders of the Preferred Securities (including any Successor Securities) in any material respect; (vi) such successor entity has a purpose substantially identical to that of the Trust, (vii) prior to such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, the Depositor has received an Opinion of Counsel to the effect that (a) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders of the Preferred Securities (including any Successor Securities) in any material respect: and (b) following such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, neither the Trust nor such successor entity shall be required to register as an "investment company" under the Investment Company Act, and (viii) the Depositor or any permitted successor or assignee owns all of the common securities of such successor entity and guarantees the obligations of such successor entity under the Successor Securities at least to the extent provided by the Guarantee. Notwithstanding the foregoing, the Trust shall not, except with the consent of Holders of 100% in Liquidation Amount of the Preferred Securities, consolidate, amalgamate, merge with or into, or be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to any other Person or permit any other Person to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger, replacement, conveyance, transfer or lease would cause the Trust or the successor entity to be classified as other than a grantor trust for United States federal income tax purposes. Notwithstanding the foregoing, during any time the Preferred Securities are hold by five or fewer Persons, any transaction otherwise permitted by this Section 905 shall not be permitted except with the prior approval of the Holders of at least a Majority in liquidation amount of the Outstanding Preferred Securities.

                                    ARTICLE X
                            MISCELLANEOUS PROVISIONS

             SECTION 1001. LIMITATION OF RIGHTS OF SECURITYHOLDERS.

     The death, incapacity, dissolution, bankruptcy or termination of any Person having an interest, beneficial or otherwise, in Trust Securities shall not operate to terminate this Trust Agreement, nor dissolve, terminate or annul the Trust, nor entitle the legal representatives or heirs of such Person or any Securityholder for such Person, to claim an accounting, take any action or bring any proceeding in any court for a partition or winding-up of the arrangements contemplated hereby, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

                            SECTION 1002. AMENDMENT.

     (a) This Trust Agreement may be amended from time to time by the Trustees and the Depositor, without the consent of any Securityholders, (i) as provided in Section 811 with respect to acceptance of appointment by a successor Trustee; (ii) to cure any ambiguity, correct or supplement any provision herein or therein which may be inconsistent with any other provision herein or therein, or to make any other provisions with respect to matters or questions arising under this Trust Agreement, that shall not be inconsistent with the other provisions of this Trust Agreement; or (iii) to modify, eliminate or add to any provisions of this Trust Agreement to such extent as shall be necessary to ensure that the Trust shall be classified for United States federal income tax purposes as a grantor trust at all times that any Trust Securities are outstanding or to ensure that the Trust shall not be required to register as an "investment company" under the Investment Company Act; provided, however, that in the case of clause (ii), such action shall not adversely affect in any material respect the interests of any Securityholder, and any such amendments of this Trust Agreement shall become effective when notice thereof is given to the Securityholders. Notwithstanding the foregoing, during any time the Preferred Securities are held by five or fewer persons Persons, any amendment otherwise permitted by this Section 1002(a) shall require the consent of the Holders of at least a Majority in liquidation amount of the Outstanding Preferred Securities.

     (b) Except as provided in Section 601(c) or Section 1002(c) hereof, any provision of this Trust Agreement may be amended by the Trustees and the Depositor (i) with the consent of Trust Securityholders representing not less than a majority (based upon Liquidation Amounts) of the Trust Securities then Outstanding; and (ii) upon receipt by the Trustees of an Opinion of Counsel to the effect that such amendment or the exercise of any power granted to the Trustees in accordance with such amendment shall not affect the Trust's status as a grantor trust for United Status federal income tax purposes or the Trust's exemption from status of an "investment company" under the Investment Company Act.

     (c) In addition to and notwithstanding any other provision in this Trust Agreement, without the consent of each affected Securityholder (such consent being obtained in accordance with Section 603 or 606 hereof), this Trust Agreement may not be amended to (i) change the amount or timing of any Distribution on the Trust Securities or otherwise adversely affect the amount of any Distribution required to be made in respect of the Trust Securities as of a specified date; (ii) restrict the right of a Securityholder to institute suit for the enforcement of any such payment on or after such date or (iii) extend the Expiration Date. Notwithstanding any other provision herein, without the unanimous consent of the Securityholders (such consent being obtained in accordance with Section 603 or 606 hereof), this paragraph (c) of this Section 1002 may not be amended.

     (d) Notwithstanding any other provisions of this Trust Agreement, no Trustee shall enter into or consent to any amendment to this Trust Agreement which would cause the Trust to fail or cease to qualify for the exemption from status of an "investment company" under the Investment Company Act or to fail or cease to be classified as a grantor trust for United States federal income tax purposes.

     (e) In the event that any amendment to this Trust Agreement is made, the Administrative Trustees shall promptly provide to the Depositor a copy of such amendment.

     (f) The Property Trustee shall not be required to enter into any amendment to this Trust Agreement which adversely affects its own rights, duties or immunities under this Trust Agreement. The Property Trustee shall be entitled to receive an Opinion of Counsel and an Officers' Certificate stating that any amendment to this Trust Agreement is in compliance with this Trust Agreement.

                           SECTION 1003. SEPARABILITY.

     In case any provision in this Trust Agreement or in the Trust Securities Certificates shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                          SECTION 1004. GOVERNING LAW.

     THIS TRUST AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF EACH OF THE SECURITYHOLDERS, THE TRUST AND THE TRUSTEES WITH RESPECT TO THIS TRUST AGREEMENT AND THE TRUST SECURITIES SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE (WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES).

                 SECTION 1005. PAYMENTS DUE ON NON-BUSINESS DAY.

     If the date fixed for any payment on any Trust Security shall be a day that is not a Business Day, then such payment need not be made on such date but may be made on the next succeeding day which is a Business Day (except as otherwise provided in Sections 401(a) and 402(d)), with the same force and effect as though made on the date fixed for such payment, and no distribution shall accumulate thereon for the period after such date, if such payment is made on such date.

                            SECTION 1006. SUCCESSORS.

     This Trust Agreement shall be binding upon and shall inure to the benefit of any successor to the Depositor, the Trust or the Relevant Trustee(s), including any successor by operation of law. The Depositor shall not assign its obligations hereunder except as contemplated by Article XII of the Indenture and unless the assignee thereof agrees in writing, in form and substance satisfactory to the Property Trustee, to perform all of Depositor's obligations hereunder with the same effect as if it had been named herein as Depositor.

                             SECTION 1007. HEADINGS.

     The Article and Section headings are for convenience only and shall not affect the construction of this Trust Agreement.

                   SECTION 1008. REPORTS, NOTICES AND DEMANDS.

     Any report, notice, demand or other communication which by any provision of this Trust Agreement is required or permitted to be given or served to or upon any Securityholder or the Depositor may be given or served in writing by deposit thereof, first-class postage prepaid, in the United States mail, hand delivery or facsimile transmission, in each case, addressed, (a) in the case of a Preferred Securityholder, to such Preferred Securityholder as such Securityholder's name and address may appear on the Securities Register; and (b) in the case of the Common Securityholder or the Depositor, to American Community Bancshares, Inc., 2594 West Roosevelt Boulevard, Monroe, North Carolina 28110. Such notice, demand or other communication to or upon a Securityholder shall be deemed to have been sufficiently given or made, for all purposes, upon hand delivery, mailing or transmission.

     Any notice, demand or other communication which by any provision of this Trust Agreement is required or permitted to be given or served to or upon the Trust, the Property Trustee or the Administrative Trustees shall be given or served in writing by deposit thereof, first-class postage prepaid, in the United States mail, hand delivery or facsimile transmission, in each case addressed (until another address is published by the Trust) as follows: (a) with respect to the Property Trustee, to Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-001, Attention: Corporate Trust Administration; (b) with respect to the Trust or the Administrative Trustees, to them at the address above for notices to the Depositor, marked "Attention:
Administrative Trustees of American Community Capital Trust I" Such notice, demand or other communication to or upon the Trust or the Property Trustee shall be deemed to have been sufficiently given or made only upon actual receipt of the writing by the Trust or the Property Trustee.

                    SECTION 1009. AGREEMENT NOT TO PETITION.

     Each of the Trustees and the Depositor agree for the benefit of the Securityholders that, until at least one year and one day after the Trust has been dissolved in accordance with Article IX, they shall not file, or join in the filing of, a petition against the Trust under any bankruptcy, insolvency, reorganization or other similar law (including, without limitation, the United States Bankruptcy Code of 1978, as amended) (collectively, "Bankruptcy Laws") or otherwise join in the commencement of any proceeding against the Trust under any Bankruptcy Law. In the event the Depositor takes action in violation of this
Section 1009, the Property Trustee agrees, for the benefit of Securityholders, that at the expense of the Depositor (which expense shall be paid prior to the filing), it shall file an answer with the bankruptcy court or otherwise properly contest the filing of such petition by the Depositor against the Trust or the commencement of such action and raise the defense that the Depositor has agreed in writing not to take such action and should be estopped and precluded therefrom. The provisions of this Section 1009 shall survive the termination of this Trust Agreement.

      SECTION 1010. TRUST INDENTURE ACT; CONFLICT WITH TRUST INDENTURE ACT.

     (a) This Trust Agreement is not subject to the provisions of the Trust Indenture Act pursuant to the exemption provided in sections 304(a)(9) and 304(b) of such act. However, notwithstanding the foregoing, the parties hereto agree to be governed by the provisions of the Trust Indenture Act as they apply to the parties' rights and obligations.

     (b) The Property Trustee shall be he only Trustee which is a trustee for the purposes of the Trust Indenture Act.

     (c) If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Trust Agreement by any of the provisions of the Trust Indenture Act, such required provisions shall control. If any provision of this Trust Agreement modifies or excludes any provision of the Trust Indenture Act which may be so modified or excluded, the latter provision shall be deemed to apply to this Trust Agreement as so modified or to be excluded, as the case may be.

     (d) The application of the Trust Indenture Act to this Trust Agreement shall not affect the nature of the Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

 SECTION 1011. ACCEPTANCE OF TERMS OF TRUST AGREEMENT, GUARANTEE AND INDENTURE.

THE RECEIPT AND ACCEPTANCE OF A TRUST SECURITY OR ANY INTEREST THEREIN BY OR ON BEHALF OF A SECURITYHOLDER OR ANY BENEFICIAL OWNER, WITHOUT ANY SIGNATURE OR FURTHER MANIFESTATION OF ASSENT, SHALL CONSTITUTE THE UNCONDITIONAL ACCEPTANCE BY THE SECURITYHOLDER AND ALL OTHERS HAVING A BENEFICIAL INTEREST IN SUCH TRUST SECURITY OF ALL THE TERMS AND PROVISIONS OF THIS TRUST AGREEMENT AND AGREEMENT TO THE SUBORDINATION PROVISIONS AND OTHER TERMS OF THE GUARANTEE AND THE INDENTURE, AND SHALL CONSTITUTE THE AGREEMENT OF THE TRUST, SUCH SECURITYHOLDER AND SUCH OTHERS THAT THE TERMS AND PROVISIONS OF THIS TRUST AGREEMENT SHALL BE BINDING, OPERATIVE AND EFFECTIVE AS AMONG THE TRUST AND SUCH SECURITYHOLDER AND SUCH OTHERS.

                           CAROLINA BANK HOLDINGS, INC.
                                   AS DEPOSITOR


                           By:  /s/ Robert T. Braswell
                                ---------------------------------------


                           Name:  Robert T. Braswell
                                ---------------------------------------

                     Title: President
                            ---------------------------------------


                     WILMINGTON TRUST COMPANY,
                        AS PROPERTY TRUSTEE


                     By: /s/ Donald G. MacKelcan
                         ------------------------------------------


                     Name: Donald G. MacKelcan
                           ----------------------------------------


                     Title: Vice President
                            ---------------------------------------



                            /s/ Robert T. Braswell
                            ---------------------------------------
                            Name: Robert T. Braswell
                            Title: As Administrative Trustee

                            /s/ Charles E. Matthews
                            ---------------------------------------
                            Name: Charles E. Matthews
                            Title: As Administrative Trustee